UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: March 31

Date of reporting period: March 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	March 31, 2009

Short Duration and Government Fixed Income Funds
Enhanced Income Fund
Government Income Fund
Inflation Protected Securities Fund
Short Duration Government Fund
Ultra-Short Duration Government Fund

Goldman Sachs Short Duration and Government
Fixed Income Funds

■	GOLDMAN SACHS ENHANCED INCOME FUND

■	GOLDMAN SACHS GOVERNMENT INCOME FUND

■	GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

■	GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

■	GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	3
Letters to Shareholders and Performance Summaries	4
Schedules of Investments	27
Financial Statements	52
Notes to Financial Statements	60
Financial Highlights	80
Report of Independent Registered Public Accounting Firm	90
Other Information	91

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Principal Investment Strategies and Risks

The Enhanced Income Fund invests primarily in a portfolio of fixed income government securities, including non-mortgage securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, corporate notes and commercial paper and fixed and floating rate asset-backed securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund may invest in foreign securities, which may be more volatile and less liquid than its investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Government Income Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Inflation Protected Securities Fund invests primarily in inflation protected securities of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. The remainder of the Fund’s assets may be invested in other fixed income securities, including U.S. government securities, asset-backed securities, mortgage-backed securities, corporate securities, high yield securities and securities issued by foreign corporate and governmental issuers. Inflation protected securities are fixed income securities whose interest and principal payments are periodically adjusted according to the rate of inflation. The market value of inflation protected securities is not guaranteed, and will fluctuate in response to changes in real interest rates. Fixed income securities are subject to the risks associated with debt securities, including credit and interest rate risk. High yield, lower rated fixed income securities involve greater price volatility and present greater risks than higher rated fixed income securities. Fixed income securities issued by foreign or emerging market issuers are less liquid and are subject to greater price volatility than U.S. securities and will be subject to the risks of currency fluctuations and fluctuations due to sudden economic or political developments.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

The Short Duration Government Fund invests primarily in U.S. government securities and in repurchase agreements collateralized by such securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

The Ultra-Short Duration Government Fund invests primarily in U.S. government securities, including securities representing an interest in or collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities, and in repurchase agreements collateralized by U.S. government securities. The Fund’s investments in fixed income securities are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. The Fund is not a money market fund. Investors in this Fund should understand that the net asset value of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s net asset value and yield are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. The guarantee on U.S. government securities applies only to the underlying securities of the Fund if held to maturity and not to the value of the Fund’s shares. The Fund’s investments in mortgage-backed securities are subject to prepayment risks. These risks may result in greater share price volatility. The Fund may make substantial investments in derivative instruments, including options, financial futures, Eurodollar futures contracts, swaps, options on swaps, structured securities and other derivative investments. Derivative instruments may involve a high degree of financial risk. These risks include the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; risks of default by a counterparty; and the risks that transactions may not be liquid.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

What Differentiates Goldman Sachs Asset
Management’s Fixed Income Investment Process?

At Goldman Sachs Asset Management, L.P. (“GSAM”), the goal of our fixed income investment process is to provide consistent, strong performance by actively managing our portfolios within a research-intensive, risk-managed framework.

A key element of our fixed income investment philosophy is to evaluate the broadest global opportunity set to capture relative value across sectors and instruments. Our globally integrated investment process involves managing dynamically along the risk/return spectrum, as we continue to develop value-added strategies through:

■ Assess relative value among securities and sectors

■ Leverage the vast resources of GSAM in selecting securities for each portfolio

■ Team approach to decision making

■ Manage risk by avoiding significant sector and interest rate bets

■ Careful management of yield curve strategies — while closely managing portfolio duration

    Fixed Income portfolios that:

■ Include domestic and global investment options, income opportunities, and access to areas of specialization such as high yield

■ Capitalize on GSAM’s industry-renowned credit research capabilities

■ Use a risk-managed framework to seek total return, recognizing the importance of investors’ capital accumulation goals as well as their need for income

PORTFOLIO OVERVIEW

Goldman Sachs Short Duration and
Government Fixed-Income Funds

Dear Shareholder:

This Market Review provides an overview that covers the Goldman Sachs Enhanced Income Fund, the Goldman Sachs Government Income Fund, the Goldman Sachs Inflation Protected Securities Fund, the Goldman Sachs Short Duration Government Fund, and the Goldman Sachs Ultra-Short Duration Government Fund (the “Funds”) for the 12-month period ending March 31, 2009.

Market Review

During the 12-month reporting period ended March 31, 2009, the global financial crisis reached historic proportions, rapidly sending the U.S. economy into a serious recession despite unprecedented response from policy makers. The fall of 2008 proved to be a turning point for the global financial markets. The U.S. government seized mortgage giants Fannie Mae and Freddie Mac, helped to keep American International Group Inc. (AIG) solvent, provided insurance for money market funds and passed the $700 billion Troubled Asset Recovery Program (TARP), among many other measures. The Lehman Brothers bankruptcy filing, arguably the most pivotal event of the crisis, shook the core of the financial markets and led investors to an extreme flight to quality.

Data from every corner of the world suggested that economic growth was in freefall. With few exceptions, consumption, investment, income and profits declined rapidly and, in many cases, reached historically low levels. The economy contracted far more at the end of last year than initially anticipated, as fourth quarter 2008 gross domestic product was revised downward to −6.3%, the worst quarterly reading since the 1982 recession. Employment, which tends to lag the overall growth trend, also deteriorated significantly. Through the end of the reporting period, non-farm payrolls had declined for 15 consecutive months, with total losses of over 3.3 million during the past five months alone. Not surprisingly, weakness persisted in the housing market, with the S&P/Case-Shiller 20-City Composite Home Price Index down nearly 30% from its 2006 peak through January 2009 and average home prices at similar levels to what they were in late 2003. Falling equity and home prices, along with tightening credit and high unemployment took a toll on the consumer. The Conference Board Consumer Confidence Index reached its lowest level in February 2009 since it began measuring this indicator in 1967. Meanwhile, inflationary pressures diminished significantly, with lower energy prices paving the way for a retrenchment in headline Consumer Price Index (CPI) numbers.

During the reporting period, the Federal Open Market Committee (“the Fed”) cut the target for the federal funds rate from 2.25% to a range of 0% to 0.25%. The cut marked the end of conventional easing, and the Fed subsequently moved forward with unconventional approaches to easing credit conditions. In late 2008, the New York Federal Reserve announced a program to purchase up to $500 billion in agency mortgage-backed securities over the following six months. This was later expanded to an astounding $1.25 trillion. In March 2009, the Fed also announced it would purchase up to $300 billion in Treasury debt over the following six months. Other announcements from the federal government included the $787 billion American Recovery and Reinvestment Act and the Homeowner Affordability and Stability Plan. The federal government also announced that it would start conducting stress tests of the largest U.S. banking organizations. Furthermore, the Federal Government vowed to provide an extra cushion of support if it was determined that they have insufficient capital buffers to withstand the impact of an economic environment more

PORTFOLIO OVERVIEW

challenging than currently anticipated. In the last month of the reporting period, Treasury Secretary Geithner unveiled the details of the Obama administration’s (“the Administration”) plan to cleanse banks’ balance sheets of hundreds of billions of dollars of legacy troubled assets. The plan consists of two parts. The first is a “legacy loans” program to provide financing and capital to purchase loans off of banks’ books. The second is a securities program that features two separate sub-components: an expansion of the existing Term Asset-Backed Securities Lending Facility (TALF) to purchase a broader set of assets and the Public-Private Investment Fund (PPIF) to be managed by the private sector, with financing and some capital provided by the government.

Yields on U.S. government bonds fell significantly during the annual period as the negative feedback loop between the real economy and the financial system became more entrenched. The yield on the 3-month Treasury bill fell an astounding 111 basis points (1.11%) to end the period at 0.20%. Further out on the yield curve, or the spectrum of maturities, Treasury yields also declined, but to a lesser extent. The 10-year Treasury note, for example, ended the period at 2.66%, a 75 basis point (0.75%) decline from one year prior.

Looking Ahead

We believe the most likely scenario is that U.S. economic growth will remain negative through the first half of 2009 before turning modestly positive in the second half. If the economy stabilizes, the federal fiscal stimulus alone may be enough to offset other areas of the economy and push overall growth into positive territory by the third quarter. We expect growth to average about 0.3% over the next year, which we believe is roughly in line with the consensus. We also anticipate headline consumer price inflation of about 0.8% over the next year, which is somewhat below consensus.

For the first time in a long while, we view the risks to our forecast as rather balanced and not definitively tilted toward the downside. To be sure, serious downside risks remain. We believe that current fiscal stimulus will begin to fade into 2010, creating the risk of a renewed downturn in the absence of additional stimulus programs or a recovery in consumer and business spending. The banking system is also far from being fully repaired and remains a key risk.

We also see some potential bright spots. First, consumer spending, after a rapid adjustment, could be bottoming. Second, the policy response has been massive, with the Fed implementing quantitative easing via direct purchases of Treasuries and agency mortgage securities. The Fed’s purchases have reduced 30-year mortgage rates to less than 5%, the lowest level in the 36-year history of Freddie Mac’s weekly survey. Lower mortgage rates have contributed to preliminary signs of stabilization in the housing market and have lowered consumer debt costs. At the same time, the Administration has begun implementing bank stress tests to identify distressed assets and working to provide banks with a way to dispose of those assets via the proposed Public-Private Investment Program. To the extent these programs and others, such as streamlined mortgage modifications, gain traction, the economic recovery could be stronger than we currently expect.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this presentation.

We thank you for your investment in the Goldman Sachs Short Duration and Government Fixed Income Funds and look forward to your continued confidence.

PORTFOLIO RESULTS

Enhanced Income Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Enhanced Income Fund (the “Fund”) during the 12-month reporting period ended March 31, 2009.

Performance Review

During the 12-month reporting period ended March 31, 2009, the Fund’s Class A, B, Institutional, and Administration Shares generated average annual total returns of 1.73%, 1.08%, 2.07%, and 1.92%, respectively. These returns compare to the 2.29% and 2.55% average annual total returns of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively, over the same time period.

Fund Review

Volatility, along with generally wider sector spreads (or the yield differential between non-Treasury securities and Treasuries), hampered the Fund’s performance versus its benchmarks over the 12-month period. This was particularly true in September 2008. Overall, the Fund’s underweight term structure positioning (or its positioning relative to our interest rate expectations) in the intermediate part of the yield curve had a negative impact on performance, as intermediate rates fell approximately 80 basis points (0.80%) during the annual period. Indeed, yields across the Treasury yield curve fell significantly during the period, specifically in December 2008, following the Fed’s decision to lower the targeted federal funds rate to a range of 0% to 0.25%. At the cross-sector level, the Fund’s exposure to the corporate bond sector, which is not represented in the benchmark indices, detracted from relative performance. At the security level, our selection of corporate bonds within the financial sub-sector detracted from performance. However, this was partially offset by positive returns from our selection of short-dated government bonds.

INVESTMENT OBJECTIVE

The Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. It is important to note that the Fund is not a money market fund and its net asset value will fluctuate.

Within the Fund’s sector exposures, we continued to emphasize shorter-term, higher quality securities that we believe offer an attractive yield advantage. The Fund’s allocation to short-term investments, or cash, decreased over the period. We also reduced the Fund’s allocation to the corporate bond sector, specifically to financials. The financial sub-sector continued to come under pressure virtually throughout the fiscal year, and spreads widened further toward the end of the period as bank nationalization fears became prominent. We reallocated the assets from the Fund’s holdings in the financial sub-sector to the purchase of short term quasi-government securities, including FDIC temporary liquidity guaranteed program corporate bonds.

Goldman Sachs U.S. Fixed Income Investment Management Team

April 25, 2009

FUND BASICS

Enhanced Income Fund
as of March 31, 2009

PERFORMANCE REVIEW

	Fund Average Annual	Six-Month	One-Year	30-Day
April 1, 2008–	Total Return	U.S. Treasury	U.S. Treasury	Standardized
March 31, 2009	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Yield[3]

Class A	1.73%	2.29%	2.55%	2.63%
Class B	1.08	2.29	2.55	1.93
Institutional	2.07	2.29	2.55	3.00
Administration	1.92	2.29	2.55	2.76

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/09	One Year	Five Years	Since Inception	Inception Date

Class A	0.17%	2.45%	3.07%	8/2/00
Class B	-3.98	N/A	-0.54	6/20/07
Institutional	2.07	3.14	3.63	8/2/00
Administration	1.92	2.92	3.40	8/2/00

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 1% in the sixth year). Because Institutional and Administration Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.
The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.59%	0.76%
Class B	1.34	1.51
Institutional	0.25	0.42
Administration	0.50	0.67

[5]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and/or expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION6

Percentage of Net Assets

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. As of March 31, 2008 short-term investments represented repurchase agreements and the securities lending reinvestment vehicle. Effective October 2, 2008, the Funds suspended the securities lending program but may resume lending securities in the future. Securities lending collateral represented 2.3% of the Fund’s net assets at March 31, 2008. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ENHANCED INCOME FUND

Performance Summary
March 31, 2009

The following graph shows the value, as of March 31, 2009, of a $10,000 investment made on August 2, 2000 (commencement of operations) in the Institutional Shares of the Goldman Sachs Enhanced Income Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index (“Six-Month T-Bill Index” and “One-Year T-Note Index”, respectively), as well as the Barclays Capital Short (1-2) U.S. Government Index (“Barclays Capital U.S. 1-2 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B and Administration Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Enhanced Income Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 2, 2000 through March 31, 2009.

Average Annual Total Return through March 31, 2009	One Year	Five Years	Since Inception

Class A (Commenced August 2, 2000)
Excluding sales charges	1.73%	2.76%	3.24%
Including sales charges	0.17%	2.45%	3.07%

Class B (Commenced June 20, 2007)
Excluding sales charges	1.08%	n/a	1.77%
Including sales charges	–3.98%	n/a	–0.54%

Institutional Class (Commenced August 2, 2000)	2.07%	3.14%	3.63%

Administration Class (Commenced August 2, 2000)	1.92%	2.92%	3.40%

PORTFOLIO RESULTS

Government Income Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Government Income Fund (the “Fund”) during the 12-month reporting period ended March 31, 2009.

Performance Review

During the 12-month period ended March 31, 2009, the Fund’s Class A, B, C, Institutional, Service, IR and R Shares generated average annual total returns, without sales charges, of 5.00%, 4.22%, 4.19%, 5.37%, 4.85%, 5.19% and 4.85%,respectively. These returns compare to the 7.55% average annual total return of the Fund’s benchmark, the Barclays Capital U.S. Government/Mortgage Index (formerly the Lehman Brothers Government/Mortgage Index), over the same time period.

Fund Review

The Fund’s allocation to credit sensitive mortgages was the leading detractor from its performance during the reporting period. The non-agency mortgage market suffered from continued declines in home prices, rising delinquencies and default rates as well as uncertainty over loan modification programs and the implications for bondholders. The Fund’s exposure to commercial mortgage-backed securities (CMBS) also detracted from performance. CMBS experienced a significant sell-off during the latter part of the reporting period caused by concerns over rising delinquencies, ongoing refinancing challenges and a dearth of investor demand.

On a more positive note, the Fund’s duration (“a measure of the Fund’s sensitivity to changes in interest rates”) positioning positively contributed to performance during the period. Specifically, the Fund benefited from a long duration position compared to its benchmark during the latter part of 2008, as interest rates rallied significantly amid an extreme flight to quality. Additionally, security selection within the government and agency sectors contributed positively to performance.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with safety of principal.

At the end of the reporting period, the Fund was targeting a neutral duration position relative to its benchmark. We expect volatility to continue as yields are influenced by the conflicting forces of heavy supply and purchases by the Fed. With regard to sector positioning, the Fund had an overweighted position in mortgages due to the government’s emergence as a powerful source of sponsorship. The Fund also maintained a small overweighted allocation to mortgage credit, as extreme pricing dislocation has led to what we believe are attractive yields and the potential for price appreciation even in extremely negative scenarios. Within the agency mortgage-backed securities sector, we favored collateralized mortgage obligation (CMO) floaters priced off premium collateral, lower coupon Ginnie Mae securities and low loan balance premiums. Within the non-agency mortgage market, we continued to focus within the Fund on deeply distressed adjustable-rate mortgages (ARMs) backed by Alt-A and Option ARM collateral.

Goldman Sachs U.S. Fixed Income Investment Management Team

April 25, 2009

FUND BASICS

Government Income Fund
as of March 31, 2009

PERFORMANCE REVIEW

	Fund Average Annual
	Total Return	Barclays Capital	30-Day
April 1, 2008–March 31, 2009	(based on NAV)[1]	U.S. Govt/MBS Index[2]	Standardized Yield[3]

Class A	5.00%	7.55%	3.29%
Class B	4.22	7.55	2.71
Class C	4.19	7.55	2.70
Institutional	5.37	7.55	3.79
Service	4.85	7.55	3.29
Class IR	5.19	7.55	3.67
Class R	4.85	7.55	3.20

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Government/Mortgage Index, an unmanaged index, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	0.28%	3.12%	4.85%	5.63%	2/10/93
Class B	-0.97	2.88	4.54	5.09	5/1/96
Class C	3.15	3.31	4.54	4.79	8/15/97
Institutional	5.37	4.46	5.74	5.97	8/15/97
Service	4.85	3.93	5.26	5.45	8/15/97
Class IR	5.19	N/A	N/A	5.29	11/30/07
Class R	4.85	N/A	N/A	4.88	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years), and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.92%	1.00%
Class B	1.67	1.75
Class C	1.67	1.75
Institutional	0.58	0.66
Service	1.08	1.16
Class IR	0.67	0.75
Class R	1.17	1.25

[5]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION6

Percentage of Net Assets

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. As of March 31, 2008 short-term investments represented repurchase agreements and the securities lending reinvestment vehicle. Effective October 2, 2008, the Funds suspended the securities lending program but may resume lending securities in the future. Securities lending collateral represented 3.7% of the Fund’s net assets at March 31, 2008. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“Federal Agencies” are mortgage-backed securities that consist of Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as FNMA and FHLMC, which operate under a government charter. While they are required to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate similar to any other publicly traded company.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Performance Summary
March 31, 2009

The following graph shows the value, as of March 31, 2009, of a $10,000 investment made on April 1, 1999 in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Government Income Fund. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Government/Mortgage Index (“Barclays Capital U.S. Gov’t/MBS Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional, Service, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Government Income Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 1999 through March 31, 2009.

Average Annual Total Return through March 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced February 10, 1993)
Excluding sales charges	5.00%	4.07%	5.34%	5.93%
Including sales charges	0.28%	3.12%	4.85%	5.63%

Class B (Commenced May 1, 1996)
Excluding contingent deferred sales charges	4.22%	3.30%	4.54%	5.09%
Including contingent deferred sales charges	–0.97%	2.88%	4.54%	5.09%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	4.19%	3.31%	4.54%	4.79%
Including contingent deferred sales charges	3.15%	3.31%	4.54%	4.79%

Institutional Class (Commenced August 15, 1997)	5.37%	4.46%	5.74%	5.97%

Service Class (Commenced August 15, 1997)	4.85%	3.93%	5.26%	5.45%

Class IR (Commenced November 30, 2007)	5.19%	n/a	n/a	5.29%

Class R (Commenced November 30, 2007)	4.85%	n/a	n/a	4.88%

PORTFOLIO RESULTS

Inflation Protected Securities Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Inflation Protected Securities Fund (the “Fund”) during the 12-month reporting period ended March 31, 2009.

Performance Review

During the 12-month period ended March 31, 2009, the Fund’s Class A, C, Institutional, IR and R Shares generated average annual total returns, without sales charges, of −2.68%, −3.49%, −2.33%, −2.45% and −2.90%, respectively. These returns compare to the −2.04% average annual total return of the Fund’s benchmark, the Barclays Capital U.S. TIPS Index (formerly the Lehman Brothers U.S. TIPS Index), over the same time period.

Fund Review

Against the backdrop of high and rising commodity prices, the break-even spread, or the difference in yields between nominal (or non-inflation-protected) U.S. Treasuries and Treasury Inflation-Protected Securities (TIPS), which is a measure of inflation expectations, remained at elevated levels throughout the early part of the reporting period. However, during the extreme flight to quality in late 2008, TIPS underperformed nominal Treasuries. As investors shunned everything but the most liquid assets, yields on Treasuries converged with yields on TIPS.

The Fund’s duration positioning contributed to results during the period. Specifically, the Fund benefited from a long duration position versus its benchmark during the latter part of 2008. Duration is a measure of the Fund’s sensitivity to changes in interest rates. On the other hand, individual security selection detracted from Fund performance. In 2008, the Fund had an overweighted position in 20-year TIPS, as we had expected higher commodity prices to work their way through the broader economy. However, this scenario did not materialize, as commodity prices subsequently moved sharply lower.

INVESTMENT OBJECTIVE

The Fund seeks real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation.

Despite lower near-term inflationary expectations, we believe TIPS remain inexpensive on a relative value basis. At the end of the reporting period, break-even spreads had widened from their historical lows reached in late 2008, but remained low, in our view, given our longer-term inflation expectations. As we expect the various government stimulus and re-capitalization packages to ultimately lead to rising inflation, the Fund maintained its overweighted allocation to longer-dated TIPS.

Goldman Sachs U.S. Fixed Income Investment Management Team

April 25, 2009

FUND BASICS

Inflation Protected Securities Fund
as of March 31, 2009

PERFORMANCE REVIEW

	Fund Average Annual
	Total Return	Barclays	30-Day
April 1, 2008–March 31, 2009	(based on NAV)[1]	U.S. TIPS Index[2]	Standardized Yield[3]

Class A	-2.68%	-2.04%	5.02%
Class C	-3.49	-2.04	4.52
Institutional	-2.33	-2.04	5.59
Class IR	-2.45	-2.04	5.48
Class R	-2.90	-2.04	5.02

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Barclays Capital U.S. Treasury TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity, and, as a portion of the index, total a minimum amount outstanding of 100 million U.S. dollars. Individuals cannot invest directly in an index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/09	One Year	Since Inception	Inception Date

Class A	-7.05%	2.62%	8/31/07
Class C	-4.45	5.04	8/31/07
Institutional	-2.33	6.19	8/31/07
Class IR	-2.45	2.52	11/30/07
Class R	-2.90	2.05	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 4.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and R Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.67%	3.31%
Class C	1.42	4.06
Institutional	0.33	2.97
Class IR	0.42	3.06
Class R	0.92	3.56

[5]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION6

Percentage of Net Assets

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. As of March 31, 2008 short-term investments represented repurchase agreements and the securities lending reinvestment vehicle. Effective October 2, 2008, the Funds suspended the securities lending program but may resume lending securities in the future. Securities lending collateral represented 28.4% of the Fund’s net assets at March 31, 2008. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“Quasi-governments” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Performance Summary
March 31, 2009

The following graph shows the value, as of March 31, 2009, of a $10,000 investment made on August 31, 2007 (commencement of operations) in Class A Shares (with the maximum sales charge of 4.5%) of the Goldman Sachs Inflation Protected Securities Fund. For comparative purposes, the performance of the Fund’s benchmark, the Barclays Capital U.S. Treasury TIPS Index (“Barclays Capital U.S. TIPS Index”) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class C, Institutional, Class IR and Class R Shares will vary from Class A Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Inflation Protected Securities Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from August 31, 2007 through March 31, 2009.

Average Annual Total Return through March 31, 2009	One Year	Since Inception

Class A (Commenced August 31, 2007)
Excluding sales charges	–2.68%	5.64%
Including sales charges	–7.05%	2.62%

Class C (Commenced August 31, 2007)
Excluding contingent deferred sales charges	–3.49%	5.04%
Including contingent deferred sales charges	–4.45%	5.04%

Institutional Class (Commenced August 31, 2007)	–2.33%	6.19%

Class IR (Commenced November 30, 2007)	–2.45%	2.52%

Class R (Commenced November 30, 2007)	–2.90%	2.05%

PORTFOLIO RESULTS

Short Duration Government Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Short Duration Government Fund (the “Fund”) during the 12-month reporting period ended March 31, 2009.

Performance Review

During the one-year reporting period ended March 31, 2009, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated average annual total returns, without sales charges, of 5.90%, 5.29%, 5.25%, 6.28%, 5.76% and 6.16%, respectively. These returns compare to the 4.31% average annual total return of the Fund’s benchmark, the Two-Year U.S. Treasury Note Index, over the same time period.

Fund Review

Our security selection of short-dated government bonds was the key contributor to the Fund’s performance during the reporting period. These securities performed well, especially in December 2008, as yields fell significantly following the Fed’s decision to lower the target federal funds rate to a range of 0% to 0.25%.

Overall, the Fund’s term structure positioning (or its positioning relative to our interest rate expectations) also had a positive impact on its relative performance. More specifically, the Fund’s positioning in the five-year maturity portion of the U.S. Treasury yield curve helped performance over the reporting period.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.

As valuations changed over the period, we tactically adjusted the Fund’s exposures to take advantage of shifting relative opportunities within the market. Within the Fund’s sector exposures, we continued to emphasize shorter-term, higher quality securities that we believe offer an attractive yield advantage. We decreased the Fund’s allocation to short-term investments, or cash, over the period. We also decreased the Fund’s allocation to the mortgage sector. Within its remaining mortgage position, we favored higher quality securities that we believe can withstand ongoing weakness in the housing market. We used some of the Fund’s cash and the assets from mortgage security sales to purchase short-term quasi-government securities, including FDIC temporary liquidity guaranteed program corporate bonds. Overall, we continued to focus within the Fund on sectors and securities that, in our view, are not highly susceptible to an economic slowdown.

At the end of the reporting period, the Fund held a modestly short to neutral duration position versus its benchmark. Duration is a measure of the Fund’s sensitivity to changes in interest rates. We expect volatility to increase as yields react to the conflicting forces of heavy supply and purchases by the Fed.

Goldman Sachs U.S. Fixed Income Investment Management Team

April 25, 2009

FUND BASICS

Short Duration Government Fund
as of March 31, 2009

PERFORMANCE REVIEW

	Fund Average Annual
	Total Return	Two-Year U.S.	30-Day
April 1, 2008–March 31, 2009	(based on NAV)[1]	Treasury Note Index[2]	Standardized Yield[3]

Class A	5.90%	4.31%	2.06%
Class B	5.29	4.31	1.51
Class C	5.25	4.31	1.36
Institutional	6.28	4.31	2.44
Service	5.76	4.31	1.95
Class IR	6.16	4.31	2.36

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Two-Year U.S. Treasury Note Index, as reported by Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	3.75%	3.71%	4.61%	4.83%	5/1/97
Class B	3.23	3.50	4.20	4.38	5/1/97
Class C	4.22	3.36	4.06	4.11	8/15/97
Institutional	6.28	4.50	5.22	6.13	8/15/88
Service	5.76	3.97	4.69	4.99	4/10/96
Class IR	6.16	N/A	N/A	7.43	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 2% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (2% maximum declining to 0% after three years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.88%	0.94%
Class B	1.48	1.69
Class C	1.63	1.69
Institutional	0.54	0.60
Service	1.04	1.10
Class IR	0.63	0.69

[5]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and/or expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION6

Percentage of Net Assets

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. As of March 31, 2008 short-term investments represented repurchase agreements and the securities lending reinvestment vehicle. Effective October 2, 2008, the Funds suspended the securities lending program but may resume lending securities in the future. Securities lending collateral represented 9.3% of the Fund’s net assets at March 31, 2008. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

[8]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Performance Summary
March 31, 2009

The following graph shows the value, as of March 31, 2009, of a $10,000 investment made on April 1, 1999 in the Institutional Shares of the Goldman Sachs Short Duration Government Fund. For comparative purposes, the performance of the Fund’s benchmark, the Two-Year U.S. Treasury Note Index (“Two-Year T-Note Index”), as well as the Barclays Capital Short (1-3) U.S. Government Index (“Barclays Capital U.S. Short (1-3) Gov’t Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C, Service and Class IR Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the Fund.

Short Duration Government Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 1999 through March 31, 2009.

Average Annual Total Return through March 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced May 1, 1997)
Excluding sales charges	5.90%	4.12%	4.82%	5.00%
Including sales charges	3.75%	3.71%	4.61%	4.83%

Class B (Commenced May 1, 1997)
Excluding contingent deferred sales charges	5.29%	3.50%	4.20%	4.38%
Including contingent deferred sales charges	3.23%	3.50%	4.20%	4.38%

Class C (Commenced August 15, 1997)
Excluding contingent deferred sales charges	5.25%	3.36%	4.06%	4.11%
Including contingent deferred sales charges	4.22%	3.36%	4.06%	4.11%

Institutional Class (Commenced August 15, 1988)	6.28%	4.50%	5.22%	6.13%

Service Class (Commenced April 10, 1996)	5.76%	3.97%	4.69%	4.99%

Class IR (Commenced November 30, 2007)	6.16%	n/a	n/a	7.43%

PORTFOLIO RESULTS

Ultra-Short Duration Government Fund

Dear Shareholder:

This report provides an overview on the performance of the Goldman Sachs Ultra-Short Duration Government Fund (the “Fund”) during the 12-month reporting period ended March 31, 2009.

Performance Review

During the one-year reporting period ended March 31, 2009, the Fund’s Class A, Institutional, Service Shares and Class IR Shares generated average annual total returns, without sales charges, of –0.26%, 0.07%, –0.42% and –0.13% respectively. These returns compare to the 2.29% and 2.55% average annual total returns of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and the One-Year U.S. Treasury Note Index, respectively, over the same time period.

Fund Review

Periods of extreme volatility, coupled with generally wider sector spreads (or the yield differential between non-Treasury securities and Treasuries), hampered the Fund’s performance versus its benchmarks over the 12-month period. This was particularly true in September 2008. At the cross-sector level, the portfolio’s exposure to the agency sector, which is not represented in the benchmark indices, detracted from performance, as agency securities underperformed duration-matched Treasuries by 38 basis points (0.38%) during the annual period. Our security selection of non-agency mortgage-backed securities was the largest detractor from Fund performance during the period. These securities significantly underperformed in October 2008 amid poor fundamental credit performance and further declines in home prices.

On the positive side, the Fund’s term structure positioning (or its positioning relative to our interest rate expectations) had a positive impact on performance overall. The Fund benefited from the change in the direction of yield movements, as yields rose in January 2009 when investors sold Treasuries in anticipation of future higher rates due to stimulus-related issuance and inflation.

INVESTMENT OBJECTIVE

The Fund seeks a high level of current income, consistent with low volatility of principal.

During the period, we continued to focus on security selection and sub-sector strategies across the collateralized and government sectors. At the same time, we tactically adjusted the Fund’s collateralized and government exposures to take advantage of changing relative opportunities. Within mortgages, the Fund’s primary exposures were within agency adjustable-rate mortgages (ARMs) and pass-through mortgages. From a longer-term

PORTFOLIO RESULTS

fundamental perspective, we believe that the various government measures may shorten the time it will take for the U.S. housing market to stabilize, reducing the probability of extreme negative housing scenarios and foreclosures. We also continue to see attractive relative value opportunities in deeply distressed securities backed by Alt-A and option ARM collateral.

At the end of the reporting period, the Fund held a modestly short to neutral duration position versus its benchmarks. Duration is a measure of the Fund’s sensitivity to changes in interest rates. We expect volatility to increase as yields react to the conflicting forces of heavy supply and purchases by the Fed.

Goldman Sachs U.S. Fixed Income Investment Management Team

April 25, 2009

FUND BASICS

Ultra-Short Duration Government Fund
as of March 31, 2009

PERFORMANCE REVIEW

	Fund Average Annual	Six-Month	One-Year	30-Day
April 1, 2008–	Total Return	U.S. Treasury	U.S. Treasury	Standardized
March 31, 2009	(based on NAV)[1]	Bill Index[2]	Note Index[2]	Yield[3]

Class A	-0.26%	2.29%	2.55%	2.84%
Institutional	0.07	2.29	2.55	3.23
Service	-0.42	2.29	2.55	2.73
Class IR	-0.13	2.29	2.55	3.13

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index, as reported by Merrill Lynch, do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

[3]	The 30-Day Standardized Yield of the Fund is calculated by dividing the net investment income per share (as defined by securities industry regulations) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS4

For the period ended 3/31/09	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	-1.77%	2.05%	3.08%	3.77%	5/15/95
Institutional	0.07	2.69	3.61	4.37	7/17/91
Service	-0.42	2.23	3.12	3.40	3/27/97
Class IR	-0.13	N/A	N/A	0.05	11/30/07

[4]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 1.5% for Class A Shares. Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS5

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	0.83%	0.87%
Institutional	0.49	0.53
Service	0.99	1.03
Class IR	0.58	0.62

[5]	The expense ratios of the Fund, both current (net of any fee waivers and/or expense limitations) and before waivers (gross of any fee waivers or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The waivers and/or expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

SECTOR ALLOCATION6

Percentage of Net Assets

[6]	The percentage shown for each investment category of the Fund reflects the value of investments in that category as a percentage of net assets. Short-term investments represent repurchase agreements. As of March 31, 2008 short-term investments represented repurchase agreements and the securities lending reinvestment vehicle. Effective October 2, 2008, the Funds suspended the securities lending program but may resume lending securities in the future. Securities lending collateral represented 2.3% of the Fund’s net assets at March 31, 2008. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

[7]	“Federal Agencies” are mortgage-backed securities guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). GNMA instruments are backed by the full faith and credit of the U.S. Government.

[8]	“Agency Debentures” include agency securities offered by companies such as Fannie Mae and Freddie Mac, which operate under a government charter. While they have to report to a government regulator, their assets are not explicitly guaranteed by the government and they otherwise operate like any other publicly traded company.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Performance Summary
March 31, 2009

The following graph shows the value, as of March 31, 2009, of a $10,000 investment made on April 1, 1999 in the Institutional Shares of the Goldman Sachs Ultra-Short Duration Government Fund. For comparative purposes, the performance of the Fund’s benchmarks, the Six-Month U.S. Treasury Bill Index and One-Year U.S. Treasury Note Index (“Six-Month T-Bill Index” and “One-Year T-Note Index”, respectively), as well as the Barclays Capital Short (1-2) U.S. Government Index (“Barclays Capital U.S. 1-2 Index”), is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Service and Class IR Shares will vary from Institutional Shares due to differences in fees and loads. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and, subscription and redemption cash flows affecting the Fund.

Ultra-Short Duration Government Fund’s 10 Year Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 1, 1999 through March 31, 2009.

Average Annual Total Return through March 31, 2009	One Year	Five Years	Ten Years	Since Inception

Class A (Commenced May 15, 1995)
Excluding sales charges	–0.26%	2.35%	3.24%	3.89%
Including sales charges	−1.77%	2.05%	3.08%	3.77%

Institutional Class (Commenced July 17, 1991)	0.07%	2.69%	3.61%	4.37%

Service Class (commenced March 27, 1997)	–0.42%	2.23%	3.12%	3.40%

Class IR (Commenced November 30, 2007)	–0.13%	n/a	n/a	0.05%

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments
March 31, 2009

Principal	Interest		Maturity
Amount	Rate		Date	Value

Corporate Bonds – 20.6%

Banks – 6.9%
AmSouth Bank NA
$775,000	4.850%		04/01/13	$701,245
Bank of America Corp.
975,000	7.400		01/15/11	908,954
Bank of America NA(a)(g)
4,000,000	1.407		12/23/10	4,014,432
Bear Stearns Co., Inc.(a)
2,000,000	1.353		07/16/09	1,996,154
Citigroup, Inc.
1,050,000	4.125		02/22/10	1,013,468
325,000	5.250		02/27/12	293,054
JPMorgan Chase & Co.
1,550,000	7.875		06/15/10	1,579,465
1,600,000	1.331	(a)(g)	02/23/11	1,602,475
Keybank National Association
450,000	7.300		05/01/11	439,216
National Australia Bank Ltd.(b)
875,000	8.600		05/19/10	886,994
SunTrust Bank(a)(g)
4,500,000	1.970		12/16/10	4,531,194
Union Planters Corp.
25,000	7.750		03/01/11	23,715
Wachovia Corp.
400,000	5.500		05/01/13	373,428
Wells Fargo Bank NA
525,000	7.550		06/21/10	528,841

				18,892,635

Brokerage – 0.6%
Credit Suisse First Boston Mortgage Securities, Inc.
250,000	4.125		01/15/10	250,981
Morgan Stanley & Co.
1,350,000	5.050		01/21/11	1,338,144

				1,589,125

Captive Financial – 0.5%
American Express Centurion
623,000	5.200		11/26/10	584,574
Caterpillar Financial Services Corp.
725,000	4.850		12/07/12	714,581

				1,299,155

Construction Machinery – 0.7%
John Deere Capital Corp.
2,000,000	5.400		04/07/10	2,032,800

Electric(b) – 0.3%
Pacific Gas & Electric Co.
725,000	4.200		03/01/11	736,190

Energy(b) – 0.1%
Conoco Funding Co.
275,000	6.350		10/15/11	297,550

Food and Beverage(b) – 0.5%
Kellogg Co.
1,375,000	5.125		12/03/12	1,452,891

Health Care Services(b) – 0.5%
UnitedHealth Group, Inc.
1,400,000	5.125		11/15/10	1,407,452

Life Insurance – 4.6%
AXA Financial, Inc.(b)
2,125,000	7.750		08/01/10	2,111,339
ING Security Life Institutional Funding(c)
2,500,000	4.250		01/15/10	2,403,513
Monumental Global Funding II(c)
800,000	3.900		06/15/09	798,062
750,000	4.375		07/30/09	747,363
Nationwide Life Global Funding I(c)
1,175,000	5.450		10/02/12	1,046,558
Principal Financial Group Australia(b)(c)
550,000	8.200		08/15/09	551,980
Prudential Financial, Inc.
3,625,000	5.800		06/15/12	2,929,970
TIAA Global Markets, Inc.(b)(c)
1,900,000	5.125		10/10/12	1,880,704

				12,469,489

Media(b) – 0.4%
The Walt Disney Co.
1,100,000	4.700		12/01/12	1,135,103

Noncaptive-Financial – 2.5%
American General Finance Corp.
1,500,000	4.875		05/15/10	739,617
1,000,000	4.000		03/15/11	435,000
Countrywide Home Loans, Inc.
1,025,000	4.000		03/22/11	891,750
General Electric Capital Corp.
550,000	4.125		09/01/09	546,079
1,400,000	5.200		02/01/11	1,394,600
HSBC Finance Corp.
2,825,000	4.125		11/16/09	2,796,253

				6,803,299

Real Estate Investment Trust(b) – 1.2%
Simon Property Group LP
1,522,000	4.875		03/18/10	1,457,520
Westfield Capital Corp. Ltd.(c)
1,825,000	4.375		11/15/10	1,691,270

				3,148,790

Wireless Telecommunications(b) – 0.6%
Verizon Wireless Capital LLC(c)
925,000	5.250		02/01/12	937,406
Vodafone Group PLC
575,000	7.750		02/15/10	596,610
200,000	5.350		02/27/12	203,336

				1,737,352

Wirelines Telecommunications – 1.2%
AT&T, Inc.(b)
1,375,000	4.125		09/15/09	1,390,203
Ameritech Capital Funding
375,000	6.250		05/18/09	376,433

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds – (continued)
Wirelines Telecommunications – (continued)

Deutsche Telekom International Finance BV
$1,500,000	8.500%	06/15/10	$1,566,876

			3,333,512

TOTAL CORPORATE BONDS
(Cost $58,943,997)			$56,335,343

Agency Debentures – 37.9%

FHLB
$4,600,000	3.625%	09/16/11	$4,811,255
FHLMC
9,000,000	5.250 (d)	06/04/10	9,068,013
4,800,000	2.875	06/28/10	4,906,123
8,500,000	2.000	02/25/11	8,521,820
17,100,000	2.050	03/09/11	17,162,757
5,600,000	2.000	03/16/11	5,604,144
3,000,000	5.125	04/18/11	3,215,895
10,000,000	5.500	09/25/13	10,205,390
FNMA
4,100,000	5.080	05/14/10	4,116,421
4,000,000	2.000	03/02/11	4,010,900
13,500,000	2.050	04/01/11	13,566,352
2,000,000	5.125	04/15/11	2,141,676
4,000,000	4.000	07/07/11	4,029,664
8,000,000	4.330	07/28/11	8,083,296
4,000,000	5.450	09/11/12	4,077,636

TOTAL AGENCY DEBENTURES
(Cost $103,117,946)			$103,521,342

Asset-Backed Securities – 7.5%

Autos – 4.2%
AmeriCredit Automobile Receivables Trust Series 2005-DA, Class A3
$47,541	4.870%	12/06/10	$47,223
AmeriCredit Automobile Receivables Trust Series 2006-AF, Class A3
378,845	5.560	09/06/11	377,758
Banc of America Securities Auto Trust Series 2006-G1, Class A3
95,058	5.180	06/18/10	94,806
Capital Auto Receivables Asset Trust Series 2007-3, Class A3A
1,825,329	5.020	09/15/11	1,828,155
Capital One Prime Auto Receivables Trust Series 2007-2, Class A3
1,917,423	4.890	01/15/12	1,932,666
Chase Manhattan Auto Owner Trust Series 2006-B, Class A4
625,000	5.110	04/15/14	638,670
Daimler Chrysler Auto Trust Series 2006-D, Class A3
236,459	4.980	02/08/11	237,526
Harley-Davidson Motorcycle Trust Series 2006-2, Class A2
542,756	5.350	03/15/13	533,828
Long Beach Auto Receivables Trust Series 2006-A, Class A4
2,094,039	5.500	05/15/13	1,796,947
Nissan Auto Receivables Owner Trust Series 2007-B, Class A3
1,500,000	5.030	05/16/11	1,518,947
USAA Auto Owner Trust Series 2007-2, Class A3
2,174,907	4.900	02/15/12	2,198,384
World Omni Auto Receivables Trust Series 2005-A, Class A4
198,712	3.820	11/14/11	198,729

			11,403,639

Credit Card – 3.1%
Bank of America Credit Card Trust Series 2006-A16, Class A16
425,000	4.720	05/15/13	429,517
Capital One Multi-Asset Execution Trust Series 2007-A9, Class A9
5,600,000	4.950	08/15/12	5,549,961
Chase Issuance Trust Series 2007-A15, Class A
2,500,000	4.960	09/17/12	2,531,743

			8,511,221

Home Equity(a) – 0.1%
Aegis Asset Backed Securities Trust Series 2006-1, Class A1
82,578	0.601	01/25/37	78,746
Amresco Residential Securities Mortgage Loan Trust Series 1998-2, Class M1F
37,883	6.745	06/25/28	24,617
Centex Home Equity Series 2004-D, Class MV3
189,136	1.522	09/25/34	22,097
Countrywide Asset-Backed Certificates Series 2006-20, Class 2A1
101,947	0.572	04/25/47	94,861
Morgan Stanley ABS Capital I Series 2004-HE4, Class M3
77,877	2.022	05/25/34	10,624

			230,945

Manufactured Housing – 0.0%
CNH Equipment Trust Series 2006-A, Class A3
26,970	5.200	08/16/10	27,006
Lehman ABS Manufactured Housing Contract Series 2001-B, Class A3
95,971	4.350	05/15/14	60,456

			87,462

Student Loan(c) – 0.1%
GCO Slims Trust Series 2006-1A Class Note
257,864	5.720	03/01/22	239,804

TOTAL ASSET-BACKED SECURITIES
(Cost $21,026,263)			$20,473,071

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – 11.1%

United States Treasury Bills(e)
$12,800,000	0.000%	03/11/10	$12,732,178
United States Treasury Inflation Protected Securities
3,764,400	4.250	01/15/10	3,866,747
7,466,346	0.875	04/15/10	7,429,014
United States Treasury Notes
6,200,000	0.875	03/31/11	6,208,234

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $29,977,040)			$30,236,173

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 77.1%
(Cost $213,065,246)			$210,565,929

Repurchase Agreement(f) – 22.3%

Joint Repurchase Agreement Account II
$60,900,000	0.273%	04/01/09	$60,900,000
Maturity Value: $60,900,462
(Cost $60,900,000)

TOTAL INVESTMENTS – 99.4%
(Cost $273,965,246)			$271,465,929

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%			1,685,842

NET ASSETS – 100.0%			$273,151,771

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(b)	Securities with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(c)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $10,296,660, which represents approximately 3.8% of net assets as of March 31, 2009.

(d)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(e)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(f)	Joint repurchase agreement was entered into on March 31, 2009. Additional information appears on page 51.

(g)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $10,148,101, which represents approximately 3.7% of net assets as of March 31, 2009.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
LIBOR	—	London Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	53	April 2009	$13,097,625	$32,670
Eurodollars	53	May 2009	13,100,938	36,006
Eurodollars	112	June 2009	27,692,000	57,426
Eurodollars	60	September 2009	14,835,750	42,319
Eurodollars	47	December 2009	11,603,713	34,870
Eurodollars	(101)	March 2010	(24,921,750)	(569,074)
Eurodollars	(41)	June 2010	(10,100,863)	(273,778)
2 Year U.S. Treasury Notes	(36)	June 2009	(7,844,063)	(42,815)
5 Year U.S. Treasury Notes	126	June 2009	14,964,469	260,525

TOTAL				$(421,851)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

Schedule of Investments (continued)
March 31, 2009

ADDITIONAL INVESTMENT INFORMATION (CONTINUED)

INTEREST RATE SWAP CONTRACT — At March 31, 2009, the Fund had an outstanding swap contract with the following terms:

Rates Exchanged
	Notional		Payments	Payments
	Amount	Termination	received by	made by	Market
Swap Counterparty	(000s)	Date	the Fund	the Fund	Value(b)

Deutsche Bank Securities, Inc.	$18,400	07/02/13	3 month LIBOR	4.283%	$(1,809,141)

(b)	There are no upfront payments on the swap contract, therefore the unrealized loss on the swap contract is equal to its market value.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds(i) – 3.5%

Banks – 3.0%
JPMorgan Chase & Co.
$9,800,000	1.650%	02/23/11	$9,841,082
HSBC USA, Inc.
10,000,000	3.125	12/16/11	10,334,180
PNC Funding Corp.
10,000,000	2.300	06/22/12	10,096,300

			30,271,562

Noncaptive-Financial – 0.5%
John Deere Capital Corp.
4,600,000	2.875	06/19/12	4,717,691

			4,717,691

TOTAL CORPORATE BONDS
(Cost $34,370,586)			$34,989,253

Mortgage-Backed Obligations – 63.9%

Collateralized Mortgage Obligations – 5.2%
Adjustable Rate Non-Agency(a) – 1.7%
Adjustable Rate Mortgage Trust Series 2004-5, Class 2A1
$110,806	5.002%	04/25/35	$61,188
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
34,054	5.365	08/25/33	21,376
Chase Mortgage Finance Corp. Series 2007-A1, Class 3A1
2,088,600	4.825	02/25/37	1,595,682
Chase Mortgage Finance Corp. Series 2007-A1, Class 5A1
724,346	4.160	02/25/37	543,952
Chase Mortgage Finance Corp. Series 2007-A1, Class 7A1
1,441,380	4.605	02/25/37	1,086,050
Countrywide Home Loan Trust Series 2003-37, Class 1A1
53,442	5.420	08/25/33	32,878
Countrywide Home Loan Trust Series 2004-HYB6, Class A2
171,603	4.537	11/20/34	95,022
Countrywide Home Loan Trust Series 2006-HYB1, Class 3A1
2,334,928	5.234	03/20/36	1,171,033
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
157,161	4.756	03/25/33	100,390
First Horizon Mortgage Pass-Through Trust Series 2004-AR6, Class 2A1
69,813	4.750	12/25/34	56,094
JPMorgan Mortgage Trust Series 2005-A4, Class 2A1
569,578	5.062	07/25/35	381,925
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
1,577,084	4.197	07/25/35	1,135,501
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
1,405,784	4.737	07/25/35	1,011,617
JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
726,137	4.068	07/25/35	520,451
JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
1,385,053	4.768	07/25/35	925,171
Master Adjustable Rate Mortgages Trust Series 2004-9, Class 2A1
22,101	0.902	11/25/34	15,062
MLCC Mortgage Investors, Inc. Series 2004-E, Class A2B
1,358,232	2.116	11/25/29	1,043,710
Residential Funding Mortgage Securities I Series 2005-SA4, Class 2A2
2,098,265	5.180	09/25/35	1,225,099
Sequoia Mortgage Trust Series 2004-09, Class A2
813,284	2.224	10/20/34	561,124
Structured Adjustable Rate Mortgage Loan Trust Series 2004-01, Class 3A3
44,219	5.148	02/25/34	26,221
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 1A
234,853	5.131	05/25/34	157,958
Structured Adjustable Rate Mortgage Loan Trust Series 2004-05, Class 3A1
219,353	4.380	05/25/34	133,777
Structured Adjustable Rate Mortgage Loan Trust Series 2004-12, Class 3A2
87,779	5.250	09/25/34	50,377
Structured Adjustable Rate Mortgage Loan Trust Series 2004-16, Class 3A1
404,741	5.450	11/25/34	225,704
Structured Asset Securities Corp. Series 2003-24A, Class 1A3
670,199	5.259	07/25/33	477,274
Structured Asset Securities Corp. Series 2003-34A, Class 3A3
908,745	4.707	11/25/33	694,406
Washington Mutual Mortgage Pass-Through Certificates Series 2004-AR3, Class A2
269,352	4.176	06/25/34	208,605
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR06, Class A1
5,211,713	5.034	04/25/35	3,946,381

			17,504,028

Interest Only(b) – 0.0%
CS First Boston Mortgage Securities Corp. Series 2003-11, Class 1A2
28,981	5.500	06/25/33	2,331
CS First Boston Mortgage Securities Corp. Series 2003-AR18, Class 2X(a)(c)
115,441	0.000	07/25/33	—
CS First Boston Mortgage Securities Corp. Series 2003-AR20, Class 2X(a)(c)
157,882	0.000	08/25/33	—
FNMA REMIC Series 2004-47, Class EI(a)(c)
2,650,346	0.000	06/25/34	14,081
FNMA REMIC Series 2004-62, Class DI(a)(c)
1,207,054	0.000	07/25/33	6,840
FNMA REMIC Series 2004-71, Class DI(a)(c)
2,164,288	0.000	04/25/34	11,729
FNMA Series 151, Class 2
18,123	9.500	07/25/22	3,636
Master Adjustable Rate Mortgages Trust Series 2003-2, Class 3AX(a)
45,101	0.120	08/25/33	65

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Interest Only(b) – (continued)

Master Adjustable Rate Mortgages Trust Series 2003-2, Class 4AX(a)
$21,302	0.320%	07/25/33	$79

			38,761

Inverse Floaters(a) – 0.1%
GNMA Series 2001-48, Class SA
65,804	24.680%	10/16/31	91,459
GNMA Series 2001-51, Class SA
51,526	30.090	10/16/31	69,557
GNMA Series 2001-51, Class SB
64,660	24.680	10/16/31	81,921
GNMA Series 2001-59, Class SA
57,181	24.517	11/16/24	72,616
GNMA Series 2002-13, Class SB
220,381	34.971	02/16/32	315,790

			631,343

Principal Only(d) – 0.0%
FNMA REMIC Trust Series G-35, Class N
16,377	0.000	10/25/21	15,042

Regular Floater(a) – 2.0%
BCAP LLC Trust Series 2006-RR1, Class CF
1,257,270	1.162	11/25/36	498,585
FHLMC REMIC Series 1760, Class ZB
192,430	2.150	05/15/24	187,911
FNMA REMIC Series 2006-68, Class FM
19,799,051	0.972	08/25/36	19,304,443

			19,990,939

Sequential Fixed Rate – 1.4%
FHLMC REMIC Series 2329, Class ZA
3,550,311	6.500	06/15/31	3,742,653
FHLMC REMIC Series 2590, Class NV
2,000,000	5.000	03/15/18	2,119,057
FNMA REMIC Series 2001-53, Class GH
438,960	8.000	09/25/16	478,296
GNMA 2002-42 Class KZ
7,039,614	6.000	06/16/32	7,473,203

			13,813,209

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$51,993,322

Commercial Mortgage-Backed Securities – 3.0%
Interest Only(a)(b)(e) – 0.1%
Bear Stearns Commercial Mortgage Securities, Inc. Series 2003-T10, Class X2
16,299,399	1.145	03/13/40	315,838
CS First Boston Mortgage Securities Corp. Series 2003-C3, Class ASP
9,430,098	1.700	05/15/38	156,627
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class X2
16,229,082	0.978	01/15/38	246,122

Prudential Commercial Mortgage Trust Series 2003-PWR1, Class X2
15,520,011	1.426	02/11/36	400,475

			1,119,062

Sequential Fixed Rate – 2.9%
Banc of America Funding Corp. Series 2007-8, Class 2A1
6,216,237	7.000	10/25/37	3,476,863
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1, Class A4
10,000,000	5.226%	07/15/44	7,836,506
First Union National Bank Commercial Mortgage Trust Series 2000-C2, Class A1
9,039,423	7.202	10/15/32	9,128,742
GMAC Commercial Mortgage Securities, Inc. Series 2002-C1, Class A2
8,000,000	6.278	11/15/39	7,972,310

			28,414,421

TOTAL COMMERCIAL MORTGAGE-
BACKED SECURITIES			$29,533,483

Federal Agencies – 55.7%
Adjustable Rate FHLMC(a) – 0.8%
284,543	4.804	11/01/32	288,096
3,846,240	4.571	09/01/33	3,882,515
3,579,728	4.515	08/01/35	3,622,979

			7,793,590

Adjustable Rate FNMA(a) – 2.7%
566,279	4.689	11/01/32	571,614
950,925	4.825	12/01/32	963,976
5,661,272	4.223	05/01/33	5,733,874
88,504	3.924	06/01/33	88,814
4,929,972	4.088	10/01/33	5,014,807
4,540,097	4.429	02/01/35	4,589,798
5,469,798	4.813	09/01/35	5,610,326
4,191,652	5.235	06/01/37	4,344,284

			26,917,493

Adjustable Rate GNMA(a) – 0.8%
171,711	5.375	06/20/23	174,444
76,488	4.625	07/20/23	77,589
79,656	4.625	08/20/23	80,801
214,377	4.625	09/20/23	217,457
60,300	5.375	03/20/24	60,963
543,077	5.375	04/20/24	551,627
65,074	5.375	05/20/24	66,087
545,708	5.375	06/20/24	554,274
297,609	4.625	07/20/24	301,817
416,987	4.625	08/20/24	422,909
134,727	4.625	09/20/24	136,634
156,754	4.125	11/20/24	158,714
133,115	4.125	12/20/24	135,476
111,709	5.375	01/20/25	112,979
54,274	5.375	02/20/25	54,877

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate GNMA(a) – (continued)

$190,930	5.375%	05/20/25	$193,957
136,554	4.625	07/20/25	138,464
71,042	5.375	02/20/26	71,790
3,676	4.625	07/20/26	3,728
208,515	5.375	01/20/27	210,742
68,277	5.375	02/20/27	68,982
563,198	5.375	04/20/27	571,764
67,345	5.375	05/20/27	68,352
63,967	5.375	06/20/27	64,938
21,645	4.125	11/20/27	21,909
81,909	4.125	12/20/27	82,904
176,561	5.375	01/20/28	178,412
61,207	5.250	02/20/28	61,921
67,844	5.375	03/20/28	68,554
361,082	4.625	07/20/29	365,891
141,933	4.625	08/20/29	143,823
48,216	4.625	09/20/29	48,857
174,600	4.125	10/20/29	176,618
221,466	4.125	11/20/29	224,023
54,571	4.125	12/20/29	55,205
74,684	5.250	01/20/30	75,515
37,014	5.250	02/20/30	37,425
146,144	5.250	03/20/30	147,770
235,779	5.375	04/20/30	239,136
580,535	5.375	05/20/30	588,903
54,953	5.375	06/20/30	55,729
490,516	4.625	07/20/30	496,823
73,877	4.625	09/20/30	74,826
160,706	3.875	10/20/30	161,944
313,285	5.000	03/20/32	314,919

			8,120,472

FHLMC – 10.4%
2,550	7.000	06/01/09	2,587
592,927	6.500	12/01/13	623,409
25,909	4.000	02/01/14	26,530
16,792	6.500	02/01/14	17,655
418,466	4.000	03/01/14	428,498
83,302	4.000	04/01/14	85,300
2,707,275	7.500	11/01/14	2,869,250
4,361	7.000	02/01/15	4,588
1,171,975	5.500	07/01/15	1,230,240
115,956	8.000	07/01/15	123,543
14,609	7.000	01/01/16	15,422
70,516	7.000	02/01/16	74,443
39,285	7.000	09/01/17	42,717
27,488	7.000	10/01/17	29,890
467,292	4.500	05/01/18	484,237
328,778	5.500	05/01/18	345,692
103,709	4.500	06/01/18	107,470
2,026,123	5.500	06/01/18	2,129,725
415,763	4.500	09/01/18	430,840
325,462	4.500	10/01/18	337,265
35,256	10.000	10/01/18	37,540
334,298	4.500	11/01/18	346,421
8,250,078	4.500	12/01/18	8,549,261
1,617,165	5.000	12/01/18	1,689,700
123,654	4.500	01/01/19	128,138
243,433	4.500	03/01/19	252,046
5,964,027	4.500	06/01/19	6,180,308
484,229	5.000	06/01/19	505,078
4,765,152	5.000	11/01/19	4,970,322
662,449	4.500	02/01/20	685,286
64,882	10.000	07/01/20	69,767
84,390	10.000	10/01/20	90,377
263,593	6.500	07/01/21	278,547
20,209	6.500	08/01/22	21,360
160,004	9.000	10/01/22	178,117
1,372,807	4.500	10/01/23	1,405,516
11,650	7.500	03/01/27	12,706
682,589	6.500	07/01/28	712,580
4,242,998	6.500	12/01/29	4,539,576
5,328	8.000	07/01/30	5,685
48,852	7.500	12/01/30	52,392
5,936	7.500	01/01/31	6,365
229,837	7.000	04/01/31	246,851
178,356	6.500	07/01/31	190,823
1,530,170	6.000	05/01/33	1,622,996
2,005,359	6.000	10/01/34	2,103,532
7,779,737	5.000	05/01/35	8,043,899
4,065,466	4.500	10/01/35	4,153,055
269,747	5.000	11/01/35	278,906
845,641	5.000	12/01/35	874,613
1,180,370	5.500	01/01/36	1,230,812
2,629,135	5.000	03/01/36	2,718,406
2,236,925	5.000	04/01/36	2,312,880
3,783,403	5.000	06/01/36	3,912,615
28,040	6.000	10/01/36	29,352
46,614	6.000	11/01/36	48,794
23,003	6.000	05/01/37	24,076
25,922	6.000	06/01/37	27,130
312,947	6.000	10/01/37	327,534
223,265	6.000	11/01/37	233,672
428,843	5.500	12/01/37	446,902
49,715	6.000	04/01/38	52,032
8,407,455	6.000	05/01/38	8,798,865
378,282	5.500	07/01/38	394,329
1,038,252	6.000	08/01/38	1,086,646
3,084,687	6.500	08/01/38	3,255,677
42,771	6.000	09/01/38	44,762
16,692,953	6.000	11/01/38	17,648,734
1,934,294	6.000	12/01/38	2,033,795
941,022	5.500	01/01/39	980,942
48,767	6.000	02/01/39	51,037

			103,300,056

FNMA – 33.6%
222,412	5.500	05/01/09	224,276
15,694	5.500	06/01/09	15,683
265,545	4.500	03/01/13	271,640
121,868	4.500	05/01/13	124,708
167,766	4.000	06/01/13	170,840

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$264,484	4.500%	06/01/13	$270,735
226,337	4.000	07/01/13	231,375
277,400	4.500	07/01/13	285,646
319,362	4.000	08/01/13	325,364
131,333	4.500	08/01/13	134,523
479,356	4.000	09/01/13	488,470
561,365	4.500	09/01/13	575,175
979,995	4.000	10/01/13	998,848
54,525	7.000	03/01/14	58,800
497,659	4.000	04/01/14	507,625
2,084,866	5.500	09/01/14	2,195,378
77,850	7.000	03/01/15	81,366
25,062	8.000	01/01/16	26,552
124,880	6.000	11/01/16	131,563
384,111	8.000	11/01/16	417,688
851,379	5.000	08/01/17	886,053
449,959	5.000	11/01/17	470,010
15,903,363	5.000	12/01/17	16,623,761
2,853,245	5.000	01/01/18	2,980,390
905,850	5.000	02/01/18	946,380
3,258,206	5.000	03/01/18	3,403,986
1,173,679	5.000	04/01/18	1,226,193
191,048	4.500	05/01/18	198,109
1,318,397	5.000	05/01/18	1,377,419
2,122,212	4.500	06/01/18	2,200,068
1,772,944	5.000	06/01/18	1,852,835
755,612	4.500	07/01/18	783,538
116,097	5.000	07/01/18	121,291
7,887,280	4.000	08/01/18	8,082,625
133,126	4.500	08/01/18	138,040
77,244	5.000	08/01/18	80,700
686,829	4.500	09/01/18	712,178
1,153,254	5.000	09/01/18	1,204,854
981,867	4.500	10/01/18	1,018,121
6,018,281	5.000	10/01/18	6,288,147
193,520	4.500	11/01/18	200,672
54,995	5.000	11/01/18	57,474
325,121	4.500	12/01/18	337,137
116,212	4.500	01/01/19	120,501
741,118	5.000	01/01/19	772,678
988,450	5.000	02/01/19	1,030,754
160,292	4.500	03/01/19	166,207
2,249,743	5.000	04/01/19	2,350,402
1,257,124	4.500	05/01/19	1,301,824
557,415	5.000	05/01/19	581,349
726,259	4.500	06/01/19	752,126
2,355,659	5.000	06/01/19	2,461,057
43,107	5.000	07/01/19	44,958
34,794	5.000	08/01/19	36,288
369,748	6.500	08/01/19	393,354
2,568,052	6.000	09/01/19	2,705,497
993,771	4.500	04/01/20	1,030,448
32,893	9.500	08/01/20	36,732
72,636	9.500	10/01/20	81,115
45,960	5.000	12/01/20	47,774
3,220,225	6.000	12/01/20	3,392,574
111,725	6.000	05/01/21	117,093
55,472	6.000	07/01/21	58,138
1,438,922	6.000	09/01/21	1,507,804
904,818	5.000	01/01/22	939,052
251,839	5.000	04/01/22	261,501
208,101	5.000	06/01/22	215,812
115,785	6.000	09/01/22	121,326
2,741,870	5.500	02/01/23	2,853,988
1,856,691	6.000	02/01/23	1,945,909
398,636	4.500	05/01/23	410,918
43,189	5.000	05/01/23	44,788
3,721,226	5.500	08/01/23	3,873,390
79,285	6.500	07/01/25	84,549
30,098	6.500	10/01/28	32,050
836,375	6.000	11/01/28	882,701
57,673	6.500	11/01/28	61,456
24,529	6.500	02/01/29	26,222
1,668	5.500	04/01/29	1,743
50,059	7.000	11/01/30	53,884
851,730	6.000	03/01/31	895,822
356,550	7.000	07/01/31	380,446
694	6.000	03/01/32	733
23,922,521	5.500	04/01/33	24,933,076
87,195	6.000	05/01/33	91,899
6,055,832	5.500	07/01/33	6,293,838
4,461,780	4.500	09/01/33	4,569,656
31,198	5.500	09/01/33	32,589
17,307	5.500	12/01/33	18,027
31,701	6.000	12/01/33	33,411
9,875	6.500	01/01/34	10,526
39,976	5.500	02/01/34	41,746
6,298	5.500	04/01/34	6,591
1,265	5.500	06/01/34	1,320
988,197	5.000	08/01/34	1,021,344
57,011	5.500	08/01/34	59,670
3,795	5.500	10/01/34	3,971
450,420	5.500	12/01/34	470,091
9,977	6.000	12/01/34	10,487
178,494	6.000	02/01/35	187,621
28,394	5.000	03/01/35	29,364
156,844	5.000	04/01/35	162,199
1,871,470	6.000	04/01/35	1,969,912
765,045	5.000	05/01/35	791,164
70,370	7.000	05/01/35	75,065
15,274,173	5.000	06/01/35	15,798,029
4,959,772	5.000	07/01/35	5,122,967
2,416	5.500	07/01/35	2,528
1,649,603	6.000	07/01/35	1,736,500
1,085,559	5.000	08/01/35	1,122,977
6,036	5.500	08/01/35	6,316
3,611	6.000	08/01/35	3,796
314,625	5.000	09/01/35	325,364
52,839	5.500	09/01/35	55,171
297,925	5.000	10/01/35	308,096

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date		Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$977,160	6.000%	10/01/35		$1,029,316
128,282	5.000	11/01/35		132,661
1,504,742	6.000	11/01/35		1,576,650
66,954	6.500	11/01/35		70,627
346,798	5.000	12/01/35		358,638
27,702	5.500	12/01/35		28,990
848,290	6.000	01/01/36		891,665
1,443	5.500	02/01/36		1,506
77,758	6.000	02/01/36		81,540
572,878	6.000	03/01/36		600,950
587,496	6.000	04/01/36		616,460
1,130	6.000	05/01/36		1,675
129,535	6.000	06/01/36		135,564
49,709	5.000	07/01/36		51,414
33,976	6.000	07/01/36		35,549
928,516	6.000	08/01/36		970,354
705,432	6.000	09/01/36		747,334
2,474,470	6.000	10/01/36		2,595,447
21,757	6.500	10/01/36		22,922
308,893	5.500	11/01/36		319,065
1,844,533	6.000	11/01/36		1,948,065
50,544	5.000	12/01/36		52,270
63,302	5.500	12/01/36		66,202
989,374	6.000	12/01/36		1,050,707
4,487	5.500	01/01/37		4,703
587,356	6.000	01/01/37		634,130
1,012,142	6.500	01/01/37		1,067,484
52,571	5.500	02/01/37		55,025
9,624	6.000	02/01/37		22,380
148,227	5.500	03/01/37		155,003
9,682	6.000	03/01/37		17,018
701,111	5.500	04/01/37		731,398
689,250	6.000	04/01/37		731,357
187,838	6.500	04/01/37		197,909
505,450	5.500	05/01/37		526,894
2,986,497	6.000	05/01/37		3,133,174
109,875	5.500	06/01/37		114,613
6,107,346	6.000	06/01/37		6,512,829
704,781	5.500	07/01/37		728,822
609,903	6.000	07/01/37		649,461
7,628	5.500	08/01/37		7,979
625,690	6.000	08/01/37		653,427
368,713	6.500	08/01/37		388,853
2,011,081	6.000	09/01/37		2,109,162
71,500	6.500	09/01/37		75,406
259,636	5.500	10/01/37		270,732
169,817	6.000	10/01/37		177,677
849	6.500	10/01/37		1,350
1,892,133	6.000	11/01/37		2,035,162
2,687,008	7.500	11/01/37		2,861,349
2,582	5.500	12/01/37		2,693
32,001	6.000	12/01/37		34,257
15,676	6.500	12/01/37		26,224
445,932	5.500	01/01/38		465,316
803,181	6.000	01/01/38		892,559
446,400	6.500	01/01/38		473,613
186,654	5.000	02/01/38		192,635
389,189	5.500	02/01/38		405,821
1,854,204	6.000	02/01/38		1,947,199
7,533,606	5.000	03/01/38		7,792,045
1,848,484	5.500	03/01/38		1,927,806
1,917,015	6.000	03/01/38		2,048,629
224,693	5.000	04/01/38		232,077
3,414,233	5.500	04/01/38		3,560,589
106,291	6.000	04/01/38		111,196
221,804	5.000	05/01/38		228,912
810,888	5.500	05/01/38		848,615
695,445	6.000	05/01/38		741,160
1,255,250	5.500	06/01/38		1,309,153
464,719	6.000	06/01/38		487,388
33,966	5.000	07/01/38		35,073
1,776,822	5.500	07/01/38		1,850,488
946,802	6.000	07/01/38		990,435
362,461	5.500	08/01/38		378,881
40,031,745	6.000	08/01/38		42,029,274
202,560	6.500	08/01/38		213,408
2,025,336	5.500	09/01/38		2,119,469
9,068,570	6.000	09/01/38		9,501,120
1,706,467	5.500	10/01/38		1,780,697
6,516,620	6.000	10/01/38		6,824,690
2,285,976	5.500	11/01/38		2,388,953
26,500,490	6.000	11/01/38		27,806,197
2,430,942	5.500	12/01/38		2,544,769
119,933	6.000	12/01/38		138,381
2,134,898	5.500	01/01/39		2,234,457
74,100	6.000	01/01/39		80,244
884,010	6.500	01/01/39		938,761
818,331	5.500	02/01/39		854,230
7,000,000	5.000	03/01/39		7,230,234
455,330	5.500	03/01/39		476,547
2,000,000	5.000	TBA-30yr	(f)	2,063,750
6,000,000	5.500	TBA-30yr	(f)	6,226,872

				335,780,195

GNMA – 7.4%
442	9.000	08/15/16		476
281,794	7.000	12/15/27		300,959
46,446	6.500	08/15/28		49,597
503,938	6.000	01/15/29		531,420
61,325	7.000	06/15/29		65,516
290,777	7.000	10/15/29		310,651
5,374,599	5.500	12/15/32		5,620,707
10,637,012	5.000	05/15/33		11,075,188
6,715,865	5.000	06/15/33		6,988,899
22,387,625	5.000	07/15/33		23,297,795
2,670,842	5.000	09/15/33		2,779,425
4,805,651	5.000	03/15/34		5,001,882
3,159,298	5.500	06/15/34		3,300,765

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
GNMA – (continued)

$3,542,972	6.000%	12/15/38	$3,711,817
11,000,000	4.500	TBA-30yr (f)	11,171,875

			74,206,972

TOTAL FEDERAL AGENCIES			$556,118,778

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $632,464,473)			$637,645,583

Agency Debentures – 19.6%

FFCB
$7,000,000	7.375%	02/09/10	$7,383,411
9,000,000	4.750	11/06/12	9,759,555
5,100,000	4.875	12/16/15	5,569,631
10,000,000	5.050	08/01/18	10,383,570
FHLB
10,000,000	5.375 (g)	06/13/14	11,307,730
8,800,000	5.375	05/18/16	9,942,983
FHLMC
38,400,000	2.050	03/09/11	38,540,928
1,600,000	2.125	03/16/11	1,605,026
FNMA
23,500,000	2.000	03/02/11	23,564,038
23,000,000	1.750	03/23/11	23,148,005
30,000,000	2.050	04/01/11	30,147,450
7,000,000	4.330	07/28/11	7,072,884
4,200,000	5.375	06/12/17	4,688,893
New Valley Generation
3,701,655	4.929	01/15/21	3,789,031
New Valley Generation II
3,162,635	5.572	05/01/20	3,462,037
Small Business Administration
296,206	6.700	12/01/16	317,657
205,274	7.150	03/01/17	222,420
163,371	7.500	04/01/17	176,866
88,180	7.300	05/01/17	95,360
59,843	6.800	08/01/17	64,472
214,218	6.300	05/01/18	228,325
145,469	6.300	06/01/18	155,130
Tennessee Valley Authority
4,000,000	5.375	04/01/56	4,270,893

TOTAL AGENCY DEBENTURES
(Cost $190,572,857)			$195,896,295

Asset-Backed Securities – 1.0%

Home Equity – 1.0%
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-1, Class 21A1(a)
$147,796	4.861%	04/25/34	$97,123
CIT Mortgage Loan Trust Series 2007-1, Class 2A1(a)(e)
3,018,113	1.522	10/25/37	2,263,584
CIT Mortgage Loan Trust Series 2007-1, Class 2A2(a)(e)
1,120,000	1.772	10/25/37	336,000
CIT Mortgage Loan Trust Series 2007-1, Class 2A3(a)(e)
2,200,000	1.972	10/25/37	605,000
Citigroup Mortgage Loan Trust, Inc. Series 2004-OPT1, Class A2(a)
594,954	0.882	10/25/34	329,235
Countrywide Home Equity Loan Trust Series 2004-I, Class A(a)
709,528	0.846	02/15/34	289,472
Countrywide Home Equity Loan Trust Series 2005-B, Class 2A(a)
763,795	0.736	05/15/35	230,362
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 1A1
781,637	7.000	09/25/37	272,260
GMAC Mortgage Corp. Loan Trust Series 2007-HE3, Class 2A1
840,191	7.000	09/25/37	280,208
Household Home Equity Loan Trust Series 2007-3, Class APT(a)
3,534,902	1.745	11/20/36	2,367,833
Impac CMB Trust Series 2004-08, Class 1A(a)
384,386	1.242	10/25/34	117,220
Securitized Asset Backed Receivables LLC Trust Series 2004-OP2, Class A2(a)
21,324	0.872	08/25/34	14,917
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1(a)
2,166,140	4.610	10/25/35	1,526,896
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A3(a)
2,501,532	5.593	07/25/36	1,359,539

			10,089,649

Manufactured Housing – 0.0%
Mid-State Trust Series 4, Class A
196,200	8.330	04/01/30	147,436

TOTAL ASSET-BACKED SECURITIES
(Cost $18,988,488)			$10,237,085

U.S. Treasury Obligations – 8.5%

United States Treasury Bonds
$14,100,000	8.125%	08/15/19	$20,445,000
United States Treasury Inflation Protected Securities
10,140,858	0.875	04/15/10	10,090,154
4,573,738	2.000	01/15/16	4,718,094
7,422,127	2.500	07/15/16	7,932,398
366,398	2.375	01/15/17	389,068
10,849,332	2.000	01/15/26	10,727,277
1,674,960	2.375	01/15/27	1,749,286
2,116,212	1.750	01/15/28	2,026,273
1,044,208	3.625	04/15/28	1,287,312
United States Treasury Notes
3,500,000	2.750	02/15/19	3,519,145

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – (continued)

United States Treasury Principal-Only STRIPS(d)
$21,500,000	0.000%	08/15/20	$14,427,124
11,200,000	0.000	05/15/21	7,253,546

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $80,359,842)			$84,564,677

Municipal Bond – 0.2%

New Jersey – 0.2%
New Jersey Economic Development Authority Series A (MBIA)

$2,000,000	7.425%	02/15/29	$2,054,140
(Cost $2,000,000)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 96.7%
(Cost $958,756,246)			$965,387,033

Repurchase Agreement(h) – 7.6%

Joint Repurchase Agreement Account II
$75,500,000	0.273%	04/01/09	$75,500,000
Maturity Value: $75,500,573
(Cost $75,500,000)

TOTAL INVESTMENTS – 104.3%
(Cost $1,034,256,246)			$1,040,887,033

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.3)%			(42,786,164)

NET ASSETS – 100.0%			$998,100,869

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(b)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Security issued with a zero coupon. Income is recognized through the accretion of discount.

(e)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,323,646, which represents approximately 0.4% of net assets as of March 31, 2009.

(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total market value of TBA securities (excluding forward sales contracts, if any) amounts to $19,462,497 which represents approximately 1.9% of net assets as of March 31, 2009.

(g)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(h)	Joint repurchase agreement was entered into on March 31, 2009. Additional information appears on page 51.

(i)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $34,989,253, which represents approximately 3.5% of net assets as of March 31, 2009.

Investment Abbreviations:
FFCB	—	Federal Farm Credit Bank
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
MBIA	—	Insured by Municipal Bond Investors Assurance
REMIC	—	Real Estate Mortgage Investment Conduit
STRIPS	—	Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Schedule of Investments (continued)
March 31, 2009

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2009, the Fund had the following forward sales contracts:

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(f)	Date	Amount	Value

FNMA	6.000%	TBA-30yr	04/13/09	$58,000,000	$60,932,308
FNMA	6.500	TBA-30yr	04/13/09	3,000,000	3,178,748

TOTAL (Proceeds Receivable: $62,707,775)					$64,111,056

FUTURES CONTRACTS — At March 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

2 Year U.S. Treasury Notes	(28)	June 2009	$(6,100,938)	$(19,738)
5 Year U.S. Treasury Notes	590	June 2009	70,071,719	711,467
10 Year U.S. Treasury Notes	598	June 2009	74,198,719	945,856
30 Year U.S. Treasury Bonds	158	June 2009	20,493,094	725,017

TOTAL				$2,362,602

INTEREST RATE SWAP CONTRACTS — At March 31, 2009, the Fund had outstanding swap contracts with the following terms:

				Rates Exchanged			Upfront
	Notional			Payments	Payments		Payments made
	Amount		Termination	received by	made by	Market	(received) by	Unrealized
Swap Counterparty	(000s)		Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Banc of America Securities LLC	$9,000		05/25/15	4.533%	3 month LIBOR	$1,218,162	$—	$1,218,162
	43,000		11/02/19	3 month LIBOR	4.865%	(8,503,990)	—	(8,503,990)
	12,200	(a)	06/17/24	3 month LIBOR	3.500	(435,130)	175,472	(610,602)
	13,200		04/09/35	5.266	3 month LIBOR	5,052,901	—	5,052,901
Citibank NA	100	(a)	06/18/29	3 month LIBOR	3.500	(3,693)	(9,061)	5,368
Credit Suisse First Boston Corp.	500	(a)	06/17/24	3 month LIBOR	3.500	(17,833)	(36,597)	18,764
	6,900	(a)	06/18/29	3 month LIBOR	3.500	(254,810)	(370,786)	115,976
Deutsche Bank Securities, Inc.	54,700	(a)	06/17/19	3.500	3 month LIBOR	2,712,541	3,218,414	(505,873)
	20,200	(a)	06/17/24	3 month LIBOR	3.500	(720,461)	(1,099,320)	378,859
	1,200	(a)	06/18/29	3 month LIBOR	3.500	(44,314)	(91,018)	46,704
JPMorgan Securities, Inc.	3,000	(a)	06/17/14	3 month LIBOR	3.250	(133,842)	(150,533)	16,691
	400	(a)	06/18/29	3 month LIBOR	3.500	(14,771)	(37,592)	22,821

TOTAL						$(1,145,240)	$1,598,979	$(2,744,219)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of cash flows and associated accruals occur subsequent to March 31, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Schedule of Investments
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

U.S. Treasury Obligations – 93.7%

United States Treasury Inflation Protected Securities
$3,262,480	4.250%	01/15/10	$3,351,180
3,881,536	3.500	01/15/11	4,052,564
12,915,760	3.000	07/15/12	13,743,170
399,520	0.625	04/15/13	395,400
9,850,786	1.875	07/15/13	10,097,056
1,119,980	2.000	07/15/14	1,156,379
14,717,482	1.875	07/15/15	15,099,224
3,829,176	2.000	01/15/16	3,950,033
4,704,165	2.500	07/15/16	5,027,576
3,666,996	2.625 (a)	07/15/17	3,982,130
1,468,515	1.375	07/15/18	1,456,583
15,954,900	2.000	01/15/26	15,775,407
6,176,415	2.375	01/15/27	6,450,494
6,348,636	1.750	01/15/28	6,078,819
783,156	3.625	04/15/28	965,484
1,474,950	2.500	01/15/29	1,597,094

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $93,322,196)			$93,178,593

Repurchase Agreement(b) – 5.6%

Joint Repurchase Agreement Account II
$5,600,000	0.273%	04/01/09	$5,600,000
Maturity Value: $5,600,042
(Cost $5,600,000)

TOTAL INVESTMENTS – 99.3%
(Cost $98,922,196)			$98,778,593

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.7%			693,406

NET ASSETS – 100.0%			$99,471,999

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(b)	Joint repurchase agreement was entered into on March 31, 2009. Additional information appears on page 51.

Investment Abbreviation:
LIBOR	—	London Interbank Offered Rate

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

5 Year U.S. Treasury Notes	15	June 2009	$1,781,484	$30,421
10 Year U.S. Treasury Notes	(9)	June 2009	(1,116,703)	(30,844)
30 Year U.S. Treasury Bonds	(7)	June 2009	(907,922)	(22,252)

TOTAL				$(22,675)

INTEREST RATE SWAP CONTRACTS — At March 31, 2009, the Fund had outstanding swap contracts with the following terms(a):

			Rates Exchanged
	Notional		Payments	Payments		Upfront Payments
	Amount	Termination	received by	made by	Market	made (received)	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	Value	by the Fund	Gain

Bank of America Securities LLC	$700	06/17/19	3.500%	3 month LIBOR	$34,713	$(10,198)	$44,911
Deutsche Bank Securities, Inc.	300	06/17/19	3.500	3 month LIBOR	14,876	(4,371)	19,247
	500	06/18/29	3 month LIBOR	3.500%	(18,464)	(37,564)	19,100
JPMorgan Securities, Inc.	100	06/17/14	3.250	3 month LIBOR	4,461	2,566	1,895
	200	06/18/29	3 month LIBOR	3.500	(7,386)	(18,796)	11,410

TOTAL					$28,200	$(68,363)	$96,563

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of cash flows and associated accruals occur subsequent to March 31, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bonds(f) – 10.8%

Banks – 7.4%
American Express Bank FSB
$25,300,000	3.150%	12/09/11	$26,142,034
Bank of America Corp.
18,000,000	2.100	04/30/12	18,036,576
Bank of the West
20,000,000	2.150	03/27/12	20,037,340
Citigroup, Inc.
40,000,000	2.125	04/30/12	40,134,720
HSBC USA, Inc.
20,200,000	3.125	12/16/11	20,875,044
PNC Funding Corp.
16,200,000	1.875	06/22/11	16,285,795
7,000,000	2.300	06/22/12	7,067,410

			148,578,919

Brokerage – 1.0%
Morgan Stanley
20,500,000	2.000	09/22/11	20,620,315

Noncaptive-Financial – 2.4%
General Electric Capital Corp.
25,000,000	3.000	12/09/11	25,741,000
John Deere Capital Corp.
20,700,000	2.875	06/19/12	21,229,609

			46,970,609

TOTAL CORPORATE BONDS
(Cost $212,613,827)			$216,169,843

Mortgage-Backed Obligations – 36.0%

Collateralized Mortgage Obligations – 3.1%
Interest Only(a) – 0.0%
FHLMC REMIC Series 2575, Class IB
$1,197,291	5.500%	08/15/30	$22,822
FHLMC REMIC Trust Series 2586, Class NX
841,985	4.500	08/15/16	36,561

			59,383

Inverse Floaters(b) – 0.0%
FNMA REMIC Trust Series 1990-134, Class SC
38,533	20.756	11/25/20	45,723
GNMA Series 2001-59, Class SA
16,076	24.517	11/16/24	20,415

			66,138

IOette(a) – 0.0%
FHLMC REMIC Series 1161, Class U
966	1,172.807	11/15/21	21,205

Planned Amortization Class – 0.1%
FHLMC REMIC Series 1556, Class H
726,894	6.500	08/15/13	738,094
FHLMC REMIC Series 1916, Class PC
1,214,286	6.750	12/15/11	1,214,286

			1,952,380

Regular Floater(b) – 2.6%
FHLMC REMIC Series 3151, Class KY(c)
1,764,853	0.000	05/15/36	1,747,880
FHLMC REMIC Series 3311 Class JF
8,708,229	0.896	05/15/37	8,502,035
FHLMC REMIC Series 3326, Class FC
16,386,162	1.016	06/15/37	15,933,197
FHLMC REMIC Trust Series 3171, Class FL(c)
583,209	0.000	01/15/36	579,614
FNMA REMIC Series 1988-12, Class B
155,380	0.000	02/25/18	116,166
FNMA REMIC Series 2001-60, Class OF
2,131,509	1.472	10/25/31	2,116,056
FNMA REMIC Series 2005-91, Class FJ
14,049,023	1.022	10/25/35	13,731,553
FNMA REMIC Series 2007-89, Class EF
8,840,403	1.082	09/25/37	8,619,136
FNMA REMIC Trust Series 2001-70, Class OF
1,065,754	1.472	10/25/31	1,055,765

			52,401,402

Sequential Fixed Rate – 0.4%
FHLMC REMIC Series 108, Class G
388,897	8.500	12/15/20	411,710
FHLMC REMIC Series 1980, Class Z
1,818,047	7.000	07/15/27	1,941,448
FHLMC REMIC Series 2019, Class Z
1,830,101	6.500	12/15/27	1,935,818
FNMA REMIC Series 1988-12, Class A
196,815	8.607	02/25/18	200,163
FNMA REMIC Trust Series 1989-66, Class J
605,351	7.000	09/25/19	652,412
FNMA REMIC Trust Series 1990-16, Class E
368,279	9.000	03/25/20	410,176
FNMA REMIC Trust Series 1992-33, Class K
1,420,844	8.500	03/25/18	1,471,404
GNMA REMIC Trust Series 1995-3, Class DQ
83,133	8.050	06/16/25	92,659

			7,115,790

Targeted Amortization Class(b)(c) – 0.0%
FHLMC REMIC Trust Series 3291, Class XC
746,894	0.000	03/15/37	704,768

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$62,321,066

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

Federal Agencies – 32.9%
Adjustable Rate FHLMC(b) – 2.8%
$200,266	5.763%	05/01/18	$200,888
125,730	5.166	10/01/25	128,846
990,609	4.562	09/01/33	998,756
156,545	5.136	09/01/33	158,881
4,214,917	5.075	09/01/34	4,300,821
429,692	4.454	10/01/34	431,929
290,539	4.339	11/01/34	296,590
824,925	4.370	11/01/34	832,920
244,755	4.394	11/01/34	248,874
415,853	4.483	11/01/34	424,590
2,027,549	4.972	11/01/34	2,073,351
494,115	4.359	01/01/35	502,199
602,183	4.336	02/01/35	611,419
429,501	4.352	02/01/35	436,195
1,452,935	4.420	02/01/35	1,476,355
516,170	4.427	02/01/35	520,864
614,588	4.494	02/01/35	625,533
255,062	4.499	02/01/35	259,156
2,352,822	5.856	03/01/35	2,389,345
1,525,465	5.768	04/01/35	1,549,562
10,255,613	4.396	06/01/35	10,350,521
3,839,605	5.129	08/01/35	3,916,378
2,776,232	4.555	11/01/35	2,840,834
1,900,735	5.873	05/01/36	1,959,211
764,814	5.960	10/01/36	789,756
678,832	5.873	11/01/36	700,955
17,234,250	6.434	09/01/37	17,816,880

			56,841,609

Adjustable Rate FNMA(b) – 10.8%
219,511	4.430	11/01/17	223,519
344,282	5.944	02/01/18	352,918
171,578	6.133	06/01/18	178,217
238,957	5.884	05/01/20	248,291
107,771	4.867	01/01/23	110,663
745,473	4.573	02/01/27	763,679
8,057,669	4.510	08/01/29	8,179,366
158,402	5.323	07/01/32	159,889
174,954	5.888	07/01/32	175,876
701,351	5.222	01/01/33	711,420
35,564	4.608	03/01/33	36,230
5,645,764	4.463	05/01/33	5,756,342
427,421	4.663	06/01/33	433,374
298,066	4.543	07/01/33	302,453
882,463	4.486	08/01/33	904,948
4,255,949	4.614	08/01/33	4,364,340
27,775	5.119	09/01/33	28,273
39,925	5.327	12/01/33	40,494
3,629,213	3.326	02/01/34	3,650,561
2,309,087	3.900	03/01/34	2,337,283
117,300	4.375	04/01/34	119,276
1,403,024	4.195	05/01/34	1,424,613
2,119,708	4.570	05/01/34	2,155,881
2,245,685	4.212	06/01/34	2,256,566
147,839	4.735	10/01/34	149,719
3,811,634	4.741	10/01/34	3,862,523
1,835,155	4.958	10/01/34	1,872,503
1,260,223	4.441	11/01/34	1,267,241
1,156,477	4.556	11/01/34	1,176,415
55,681	4.608	11/01/34	56,264
532,618	4.538	12/01/34	541,381
811,916	4.699	12/01/34	819,772
208,614	4.327	01/01/35	211,795
687,945	4.452	01/01/35	699,402
636,806	4.478	01/01/35	647,157
735,488	4.523	01/01/35	748,046
380,730	4.292	02/01/35	386,915
1,677,248	4.297	02/01/35	1,702,848
1,694,489	4.429	02/01/35	1,713,039
554,051	4.706	02/01/35	564,401
642,138	4.410	03/01/35	651,207
833,464	4.944	03/01/35	844,814
5,219,101	5.026	03/01/35	5,341,948
5,553,959	4.374	04/01/35	5,627,276
1,259,656	4.643	04/01/35	1,269,488
4,942,671	4.659	04/01/35	5,056,195
980,741	4.677	04/01/35	1,004,303
929,435	4.285	05/01/35	939,333
903,673	4.369	05/01/35	921,464
2,102,383	4.508	05/01/35	2,122,132
18,778,565	4.561	07/01/35	19,065,539
6,403,294	4.739	08/01/35	6,551,316
4,720,904	4.706	10/01/35	4,828,887
3,779,614	4.175	04/01/36	3,809,423
1,046,618	5.618	04/01/36	1,080,854
7,845,125	4.183	06/01/36	7,905,415
11,533,957	5.911	06/01/36	11,944,826
10,476,239	4.292	07/01/36	10,579,251
509,525	6.114	07/01/36	529,508
12,744,435	5.950	09/01/36	13,202,642
794,556	5.519	11/01/36	822,097
861,064	5.641	11/01/36	890,484
16,457,488	4.691	04/01/37	16,608,863
17,292,258	5.873	07/01/37	17,952,312
23,085,423	6.810	09/01/37	24,016,770
847,175	5.696	12/01/46	877,844

			215,778,084

Adjustable Rate GNMA(b) – 1.1%
4,660,596	3.750	05/20/34	4,655,271
969,054	4.500	05/20/34	974,209
1,966,453	4.500	07/20/34	1,986,782
1,320,374	4.625	08/20/34	1,337,034
5,901,877	4.500	09/20/34	5,962,890
2,926,595	4.625	09/20/34	2,962,379
1,205,018	3.750	10/20/34	1,210,159
2,223,934	3.750	12/20/34	2,234,335

			21,323,059

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)

FHLMC – 3.8%
$207	7.000%	04/01/09	$211
578	7.000	05/01/09	586
7,427	6.500	06/01/10	7,628
117,689	6.500	07/01/10	120,869
11,555	7.000	07/01/10	11,722
257	6.500	08/01/10	264
8,467	7.000	01/01/11	8,680
11,375	7.000	12/01/12	11,670
75,261	6.500	01/01/13	79,130
50,333	6.500	04/01/13	52,920
130,538	6.500	05/01/13	137,248
74,039	6.500	06/01/13	77,846
647,818	4.000	09/01/13	660,516
43,049	6.500	10/01/13	45,262
680,192	4.000	11/01/13	693,683
792,734	5.000	12/01/13	828,291
882,482	4.000	01/01/14	903,632
789,191	4.000	05/01/14	808,113
400,368	4.500	06/01/14	414,170
1,544,054	4.500	10/01/14	1,597,284
3,922,969	5.000	10/01/14	4,091,878
919,552	4.000	11/01/14	941,600
1,649,485	4.500	11/01/14	1,706,349
1,204,100	4.000	03/01/15	1,224,132
8,559,068	4.500	03/01/15	8,807,784
609,766	4.500	08/01/15	628,896
58,101	8.500	10/01/15	64,128
586,609	8.000	12/01/15	619,661
22,212	7.000	03/01/16	23,448
171,382	4.500	04/01/18	177,597
262,030	4.500	11/01/18	271,387
2,046,878	4.500	12/01/18	2,121,107
381,989	4.500	05/01/19	395,158
889,435	4.500	04/01/20	921,690
594,181	4.500	08/01/20	614,665
1,381,252	7.000	04/01/22	1,486,044
37,283	4.500	05/01/23	38,409
35,981	7.500	01/01/31	38,587
3,889,869	5.000	05/01/35	4,021,949
8,008,971	7.500	12/01/36	8,454,385
85,822	6.000	10/01/37	89,823
48,259	6.000	11/01/37	50,509
14,755,933	7.000	11/01/37	15,509,799
284,728	6.000	08/01/38	297,999
53,492	5.000	09/01/38	55,230
776,779	6.500	10/01/38	819,837
181,190	6.000	11/01/38	189,636
14,476,824	6.000	12/01/38	15,219,525

			75,340,937

FNMA – 13.5%
354	7.000	12/01/09	361
4,533,821	4.000	05/01/10	4,617,239
9,405	8.500	05/01/10	9,667
4,882,647	4.000	06/01/10	4,958,632
99	7.000	01/01/11	99
1,000	5.500	04/01/11	1,052
84	5.500	07/01/11	84
12,718	7.000	07/01/11	13,184
2,409,676	5.500	01/01/13	2,496,682
514	5.500	04/01/13	540
2,228	5.500	06/01/13	2,343
1,458,854	4.500	08/01/13	1,494,288
7,803,508	4.500	09/01/13	7,991,755
4,363,691	4.000	11/01/13	4,447,676
3,159	5.500	12/01/13	3,321
40,915	6.000	01/01/14	43,153
120,553	6.000	03/01/14	127,146
19,870	5.500	04/01/14	20,814
799,193	4.000	01/01/15	814,509
389,857	4.500	01/01/15	401,212
3,661	8.500	09/01/15	3,925
199,731	8.500	10/01/15	213,534
28,388	8.500	12/01/15	29,016
5,101	5.500	04/01/16	5,354
41,399	5.500	07/01/16	43,447
7,698	5.500	11/01/16	8,078
964,604	5.500	01/01/17	1,012,935
21,492	5.500	02/01/17	22,560
12,425	5.500	04/01/17	13,043
62,822	5.500	10/01/17	65,951
7,720	5.500	11/01/17	8,104
43,916	5.500	01/01/18	46,077
88,426	5.500	02/01/18	92,750
308,656	5.500	03/01/18	324,004
39,912	5.500	04/01/18	41,877
50,353	5.500	06/01/18	52,815
750,158	5.500	07/01/18	788,525
325,296	5.500	08/01/18	341,981
623,936	5.500	09/01/18	655,937
25,679	5.500	10/01/18	26,935
1,664,996	5.500	12/01/18	1,747,923
3,364,015	5.500	01/01/19	3,531,150
75,438	5.500	03/01/19	78,972
1,737,726	5.500	05/01/19	1,824,134
34,811	5.500	08/01/19	36,592
127,522	7.000	11/01/19	137,834
25,695	5.500	03/01/20	26,978
623,678	5.500	06/01/20	654,810
15,380,291	6.000	10/01/21	16,200,209
322,833	4.500	04/01/23	332,779
17,901,506	5.500	09/01/23	18,717,528
2,629,024	5.500	10/01/23	2,754,005
18,211	7.000	12/01/24	19,552
4,832	7.000	07/01/27	5,188
5,048	7.000	08/01/27	5,450
7,759	7.000	10/01/28	8,365
5,686	7.000	01/01/29	6,130
8,108	7.000	11/01/29	8,736
141,415	8.000	02/01/31	150,477
6,174	7.000	04/01/31	6,635
36,719	7.000	05/01/32	39,417

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
FNMA – (continued)

$22,722	7.000%	06/01/32	$24,391
6,950	7.000	08/01/32	7,460
3,041,681	6.000	03/01/33	3,199,424
5,575,917	6.500	04/01/33	5,963,836
9,103	7.000	10/01/33	9,738
7,445	7.000	04/01/34	8,002
37,033,859	5.000	07/01/34	38,276,082
40,888	6.000	12/01/34	42,978
19,569,751	6.000	04/01/35	20,599,957
3,356	6.000	11/01/35	3,519
26,147	6.500	09/01/36	27,577
6,794	6.500	10/01/36	11,040
193,001	6.000	11/01/36	201,937
1,939,137	6.500	01/01/37	2,045,165
926,838	5.000	06/01/37	957,415
1,179,000	8.000	07/01/37	1,256,995
52,571	6.000	08/01/37	54,969
262,787	7.000	08/01/37	281,172
1,069,438	8.000	08/01/37	1,140,184
1,007,864	6.000	09/01/37	1,053,244
1,762,320	8.500	09/01/37	1,873,901
127,594	6.000	10/01/37	133,879
348,509	6.500	10/01/37	367,175
5,016,053	7.500	10/01/37	5,340,990
11,754,422	8.000	10/01/37	12,498,647
37,976	6.000	11/01/37	39,709
76,829	6.500	12/01/37	86,948
422,232	6.500	01/01/38	444,870
26,463	6.000	02/01/38	27,670
446,906	6.000	03/01/38	467,293
586,250	6.500	07/01/38	619,194
209,792	6.500	09/01/38	223,197
89,845,726	6.000	02/01/39	94,271,329
1,232,714	7.500	09/01/47	1,300,747

			270,394,103

GNMA – 0.9%
888	6.500	05/15/09	893
136	6.500	07/15/09	136
548	9.000	01/15/10	579
15,113	9.000	07/15/12	16,484
1,419,292	5.500	07/15/20	1,493,116
378,763	6.000	10/15/38	399,654
1,136,229	6.000	11/15/38	1,196,157
10,154,989	6.000	12/15/38	10,652,372
4,247,511	6.000	01/15/39	4,481,789

			18,241,180

TOTAL FEDERAL AGENCIES			$657,918,972

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $707,544,022)			$720,240,038

Agency Debentures – 37.8%

FHLB
$20,000,000	3.000	06/11/10	$20,441,240
22,300,000	3.500	12/10/10	23,096,110
FHLMC
39,400,000	2.875	06/28/10	40,271,095
63,800,000	2.000	02/25/11	63,963,775
129,300,000	2.050	03/09/11	129,774,531
114,700,000	2.000	03/16/11	114,784,878
51,800,000	5.125	04/18/11	55,527,787
50,000,000	2.125	03/23/12	50,378,900
FNMA
32,800,000	2.000	03/02/11	32,889,380
74,000,000	1.750	03/23/11	74,476,190
20,000,000	2.050	04/01/11	20,098,300
29,300,000	5.125	04/15/11	31,375,553
36,700,000	4.680 (d)	06/15/11	39,169,139
15,000,000	4.330	07/28/11	15,156,180
30,000,000	3.625	08/15/11	31,460,370
10,900,000	2.000	01/09/12	11,009,872
Small Business Administration
191,371	7.200	06/01/17	206,943
428,436	6.300	05/01/18	456,650
363,672	6.300	06/01/18	387,825

TOTAL AGENCY DEBENTURES
(Cost $745,543,277)			$754,924,718

U.S. Treasury Obligations – 6.0%

United States Treasury Inflation Protected Securities
$58,097,240	4.250%	01/15/10	$59,676,788
41,232,060	0.875	04/15/10	41,025,900
United States Treasury Notes
19,400,000	0.875	03/31/11	19,425,763

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $118,863,281)			$120,128,451

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT – 90.7%
(Cost $1,784,564,407)			$1,811,463,050

Repurchase Agreement(e) – 6.4%

Joint Repurchase Agreement Account II
$127,300,000	0.273%	04/01/09	$127,300,000
Maturity Value: $127,300,965
(Cost $127,300,000)

TOTAL INVESTMENTS – 97.0%
(Cost $1,911,864,407)			$1,938,763,050

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.0%			59,733,952

NET ASSETS – 100.0%			$1,998,497,002

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2009

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(c)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(e)	Joint repurchase agreement was entered into on March 31, 2009. Additional information appears on page 51.

(f)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of these securities amounts to $216,169,843, which represents approximately 10.8% of net assets as of March 31, 2009.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FORWARD SALES CONTRACTS — At March 31, 2009, the Fund had the following forward sales contracts(a):

	Interest	Maturity	Settlement	Principal
Description	Rate	Date(d)	Date	Amount	Value

FHLMC	5.000%	TBA-30yr	04/13/09	$3,000,000	$3,093,750
FNMA	5.000	TBA-30yr	04/13/09	38,000,000	39,211,250
FNMA	6.000	TBA-30yr	04/13/09	86,000,000	89,601,250
FNMA	6.500	TBA-30yr	04/13/09	4,000,000	4,212,500

TOTAL (Proceeds Receivable: $133,579,922)					$136,118,750

(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

FUTURES CONTRACTS — At March 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	323	May 2009	$79,841,563	$(8,883)
2 Year U.S. Treasury Notes	5,578	June 2009	1,215,393,912	5,151,480
5 Year U.S. Treasury Notes	(471)	June 2009	(55,938,609)	(102,725)
10 Year U.S. Treasury Notes	174	June 2009	21,589,594	(1,099)
30 Year U.S. Treasury Bonds	224	June 2009	29,053,500	597,079

TOTAL				$5,635,852

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

ADDITIONAL INVESTMENT INFORMATION (CONTINUED)

INTEREST RATE SWAP CONTRACTS — At March 31, 2009, the Fund had outstanding swap contracts with the following terms(a):

			Rates Exchanged			Upfront
	Notional		Payments	Payments		Payments made
	Amount	Termination	received by	made by	Market	(received) by	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	Value	the Fund	Gain (Loss)

Banc of America Securities LLC	$10,900	06/17/24	3 month LIBOR	3.500%	$(388,763)	$156,774	$(545,537)
Citibank NA	400	06/18/29	3 month LIBOR	3.500	(14,771)	(36,243)	21,472
Credit Suisse First Boston Corp.	3,300	06/17/24	3 month LIBOR	3.500	(117,699)	(241,541)	123,842
	8,800	06/18/29	3 month LIBOR	3.500	(324,975)	(944,206)	619,231
Deutsche Bank Securities, Inc.	10,600	06/17/19	3.500%	3 month LIBOR	525,648	162,496	363,152
	20,300	06/17/24	3 month LIBOR	3.500	(724,028)	(838,211)	114,183
	6,700	06/18/29	3 month LIBOR	3.500	(247,424)	(506,649)	259,225
JPMorgan Securities, Inc.	225,600	06/18/12	3 month LIBOR	2.750	(6,309,425)	(3,915,332)	(2,394,093)
	26,100	06/17/16	3.500	3 month LIBOR	1,443,511	507,971	935,540
	26,100	06/17/16	3 month LIBOR	3.500	(1,420,000)	(1,420,000)	—
	20,500	06/17/19	3.500	3 month LIBOR	985,000	985,000	—
	1,200	06/17/24	3 month LIBOR	3.500	(42,801)	12,436	(55,237)
	2,100	06/18/29	3 month LIBOR	3.500	(77,550)	(197,525)	119,975

TOTAL					$(6,713,277)	$(6,275,030)	$(438,247)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of cash flows and associated accurals occur subsequent to March 31, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Corporate Bond(a)(g) – 2.8%

Banks – 2.8%
Citigroup Funding, Inc.
$6,600,000	1.274%	07/30/10	$6,634,545
(Cost $6,600,790)

Mortgage-Backed Obligations – 61.9%

Collateralized Mortgage Obligations – 8.0%
Adjustable Rate Non-Agency(a) – 3.9%
Bank of America Mortgage Securities Series 2002-J, Class A2
$80,834	5.567%	09/25/32	$60,251
Bear Stearns Adjustable Rate Mortgage Trust Series 2003-05, Class 1A1
68,109	5.365	08/25/33	42,753
Chase Mortgage Finance Corp. Series 2007-A1, Class 5A1
724,346	4.160	02/25/37	543,953
Countrywide Home Loan Trust Series 2003-37, Class 1A1
53,442	5.420	08/25/33	32,878
CS First Boston Mortgage Securities Corp. Series 2003-AR9, Class 2A2
901,055	4.756	03/25/33	575,568
Harborview Mortgage Loan Trust Series 2006-6, Class 3A1A
2,810,313	5.970	08/19/36	1,289,668
Indy Mac Index Mortgage Loan Trust Series 2004-AR4, Class 1A
355,857	5.396	08/25/34	197,741
JPMorgan Mortgage Trust Series 2007-A1, Class 1A1
788,542	4.197	07/25/35	567,750
JPMorgan Mortgage Trust Series 2007-A1, Class 2A2
702,892	4.737	07/25/35	505,809
JPMorgan Mortgage Trust Series 2007-A1, Class 4A2
726,137	4.068	07/25/35	520,451
JPMorgan Mortgage Trust Series 2007-A1, Class 5A2
692,527	4.768	07/25/35	462,586
Sequoia Mortgage Trust Series 2004-10, Class A3A
1,571,002	4.509	11/20/34	962,994
Structured Adjustable Rate Mortgage Loan Trust Series 2007-10, Class 1A1
4,140,098	6.000	11/25/37	1,954,549
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR16, Class 1A1
2,436,907	4.610	10/25/35	1,717,758

			9,434,709

Interest Only(b) – 0.0%
FHLMC REMIC Trust Series 2586, Class NX
1,508,124	4.500	08/15/16	65,487
FNMA REMIC Trust Series 1990-145, Class B
1,415	1,004.961	12/25/20	33,494

			98,981

Planned Amortization Class – 1.0%
FHLMC REMIC Trust Series 2113, Class TE
1,429,343	6.000	01/15/14	1,495,127
FNMA REMIC Trust Series 1993-225, Class WC
788,393	6.500	12/25/13	821,404

			2,316,531

Regular Floater(a) – 2.3%
BCAP LLC Trust Series 2006-RR1, Class CF
665,614	1.162	11/25/36	263,957
Collateralized Mortgage Securities Corp. Series N, Class 2
210,478	1.849	08/25/17	207,366
FHLMC REMIC Trust Series 1826, Class F
145,008	0.963	09/15/21	140,161
FHLMC REMIC Trust Series 3152, Class NX(c)
1,313,539	0.000	05/15/36	1,251,915
FHLMC REMIC Trust Series 3171, Class FL(c)
388,806	0.000	01/15/36	386,409
FNMA REMIC Trust Series 1990-145, Class A
575,703	3.675	12/25/20	564,774
FNMA REMIC Trust Series 1997-20, Class F
1,203,996	3.140	03/25/27	1,174,808
FNMA REMIC Trust Series 1998-66, Class FC
277,073	1.056	11/17/28	273,521
FNMA REMIC Trust Series 2001-70, Class OF
1,421,006	1.472	10/25/31	1,407,687

			5,670,598

Sequential Fixed Rate – 0.8%
FHLMC REMIC Trust Series 1720, Class PJ
294,624	7.250	01/15/24	299,489
First Nationwide Trust Series 2001-4, Class 1A1
226,042	6.750	09/21/31	201,954
FNMA REMIC Trust Series 1994-72, Class J
1,410,978	6.000	06/25/23	1,414,990

			1,916,433

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			$19,437,252

Commercial Mortgage-Backed Securities(a)(b)(d) – 0.3%
Interest Only – 0.3%
Salomon Brothers Mortgage Securities VII Series 2002-Key2, Class X2
88,598,000	2.074	03/18/36	783,437

Federal Agencies – 53.6%
Adjustable Rate FHLMC(a) – 3.9%
72,233	4.019	08/01/16	72,732
104,433	5.506	08/01/18	106,080
85,754	4.513	11/01/18	86,413
537,114	5.148	11/01/18	550,024
28,087	4.813	02/01/19	28,336
17,784	5.410	02/01/19	17,956
79,123	4.375	03/01/19	79,736
45,201	5.229	03/01/19	45,824
79,510	4.303	06/01/19	79,430
65,765	4.606	07/01/19	66,896
1,085,979	5.023	11/01/19	1,101,356
1,000,870	6.868	11/01/19	1,040,123
95,549	4.688	01/01/20	96,307
101,770	4.375	05/01/21	102,600
22,629	5.975	01/01/25	23,207
80,574	4.383	10/01/26	81,131
944,782	5.835	08/01/28	983,163
516,692	5.929	05/01/29	524,332

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FHLMC(a) – (continued)

$68,576	4.376%	06/01/29	$69,985
97,348	3.943	04/01/30	98,397
109,559	4.649	06/01/30	111,745
234,203	5.810	12/01/30	237,596
7,417	5.109	01/01/31	7,494
115,761	3.925	02/01/31	116,534
29,132	5.039	05/01/31	29,640
20,820	5.985	06/01/31	21,492
9,717	5.030	11/01/31	9,852
16,291	5.375	10/01/32	16,643
4,634	5.088	02/01/33	4,659
1,026,969	3.625	07/01/33	1,024,542
1,690,250	4.564	09/01/33	1,703,911
67,488	4.998	11/01/33	68,710
761,079	5.755	05/01/35	791,504

			9,398,350

Adjustable Rate FNMA(a) – 18.2%
410,210	6.728	04/01/17	429,459
47,414	4.405	08/01/17	47,102
169,439	4.007	09/01/17	168,687
106,912	4.405	09/01/17	106,205
48,454	4.214	11/01/17	48,459
54,717	4.000	12/01/17	54,803
40,941	4.875	12/01/17	42,002
124,599	4.021	03/01/18	124,045
337,010	4.343	03/01/18	338,343
1,306,270	4.340	07/01/18	1,311,340
146,167	4.375	10/01/18	148,380
147,246	4.376	10/01/18	146,577
68,527	4.377	10/01/18	69,069
411,716	4.482	10/01/18	414,482
85,453	4.579	10/01/18	85,621
8,406	4.173	11/01/18	8,511
67,759	4.250	12/01/18	68,207
190,318	4.266	01/01/19	190,833
652,009	4.642	04/01/19	658,579
35,071	5.919	04/01/19	35,389
1,336,365	4.333	05/01/19	1,340,444
270,895	4.405	05/01/19	272,776
286,623	4.551	06/01/19	288,852
244,970	4.709	06/01/19	247,458
231,929	6.151	07/01/19	240,988
463,526	4.606	08/01/19	467,144
513,946	4.668	08/01/19	521,316
49,416	4.672	11/01/19	49,788
1,743,261	4.833	11/01/19	1,766,895
9,650	4.625	04/01/20	9,732
481,816	5.884	05/01/20	500,637
552,668	4.198	06/01/20	553,841
179,023	4.521	06/01/20	180,283
280,986	4.467	11/01/20	282,973
422,099	4.614	03/01/21	426,934
159,847	4.999	09/01/21	160,552
104,498	4.830	12/01/21	105,901
1,459,732	4.629	01/01/22	1,481,479
39,817	6.466	02/01/22	41,378
132,526	4.795	05/20/22	140,180
383,529	5.780	02/01/23	389,040
9,519	6.219	12/01/23	9,762
714,702	5.884	01/01/24	729,633
655,882	4.885	03/01/24	663,688
7,699,524	4.347	04/01/24	7,704,677
613,483	4.863	06/20/24	627,629
37,843	5.304	08/01/24	38,662
204,426	5.100	01/01/25	212,411
362,452	4.573	02/01/27	371,304
49,504	4.632	06/01/27	49,969
39,242	4.405	12/01/27	40,212
70,808	4.596	01/01/28	72,611
60,201	5.327	05/01/28	60,467
15,253	4.065	09/01/28	15,476
640,214	4.625	01/01/29	647,141
26,028	4.125	06/01/29	26,092
37,690	4.375	06/01/29	38,062
14,535	5.010	06/01/29	14,581
1,106,345	4.931	05/01/30	1,127,140
5,243	5.260	02/01/31	5,403
97,539	5.244	05/01/31	98,177
175,266	5.134	06/01/31	176,770
897,419	4.010	07/01/31	901,908
102,151	3.903	08/01/31	102,777
296,328	5.048	08/01/31	299,337
355,649	4.881	11/01/31	359,847
86,403	4.240	12/01/31	86,976
159,807	3.482	01/01/32	160,700
246,302	2.930	02/01/32	245,600
60,891	2.890	03/01/32	60,684
529,044	4.246	03/01/32	535,958
23,950	5.439	03/01/32	24,525
9,532	5.125	04/01/32	9,559
601,839	5.388	04/01/32	604,124
36,223	4.879	05/01/32	36,307
297,608	6.363	07/01/32	301,546
33,826	4.525	08/01/32	34,014
38,138	4.649	09/01/32	38,429
40,217	4.941	09/01/32	40,593
36,709	5.000	09/01/32	36,995
470,867	5.049	09/01/32	475,242
12,755	5.300	09/01/32	12,922
44,398	5.114	10/01/32	44,850
10,343	4.993	12/01/32	10,541
226,246	4.368	01/01/33	231,493
660,866	3.596	02/01/33	663,938
71,819	4.395	04/01/33	72,848
267,891	5.458	04/01/33	271,408
1,127,519	3.958	05/01/33	1,138,348
426,734	4.362	05/01/33	429,104
3,911,862	4.743	05/01/33	3,934,888
1,628,791	4.104	08/01/33	1,635,671
34,395	5.019	08/01/33	34,891
163,307	4.705	01/01/34	166,326

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2009

Principal	Interest	Maturity
Amount	Rate	Date	Value

Mortgage-Backed Obligations – (continued)
Adjustable Rate FNMA(a) – (continued)

$37,349	3.920%	02/01/34	$37,702
1,740,360	4.374	04/01/35	1,763,334
1,699,517	4.415	10/01/35	1,707,061
35,504	4.540	05/01/36	36,354
7,278	3.905	11/01/38	7,323
187,903	3.222	06/01/40	186,712
614,689	3.932	07/01/40	618,160
27,442	3.022	02/01/41	27,156

			44,080,702

Adjustable Rate GNMA(a) – 5.3%
11,162,444	4.500	08/20/34	11,277,942
1,508,044	4.625	08/20/34	1,527,070

			12,805,012

FHLMC – 5.4%
4,690	7.000	05/01/09	4,758
14,572	7.000	06/01/09	14,783
10,730	7.500	06/01/09	10,829
147,075	6.500	03/01/13	154,636
215,412	6.500	04/01/13	226,486
104,137	6.500	05/01/13	109,490
267,878	6.500	06/01/13	281,649
528,489	5.000	12/01/13	552,194
588,321	4.000	01/01/14	602,421
1,695,300	8.000	12/01/15	1,790,820
357,795	6.000	05/01/17	377,216
2,046,878	4.500	12/01/18	2,121,107
505,041	7.000	04/01/21	545,041
260,245	7.000	08/01/21	280,857
2,028,397	7.000	03/01/22	2,182,287
666,424	7.000	05/01/22	716,984
2,625,362	7.000	06/01/22	2,824,542
37,283	4.500	05/01/23	38,409
36,437	7.000	12/01/25	39,211
225,532	6.500	09/01/38	238,857

			13,112,577

FNMA – 20.7%
3,733,735	4.000	05/01/10	3,802,432
4,308,218	4.000	06/01/10	4,375,264
560,371	6.000	09/01/11	582,806
750,101	6.500	04/01/12	787,101
1,582,296	6.000	05/01/12	1,653,413
329,735	6.500	05/01/12	346,353
1,196,133	6.000	06/01/12	1,249,918
393,680	6.500	06/01/12	413,888
5,921,292	5.500	01/01/13	6,135,095
1,458,854	4.500	08/01/13	1,494,288
6,456,050	4.500	09/01/13	6,611,818
742,611	8.000	01/01/16	786,575
749,217	7.000	03/01/17	798,308
195,888	7.000	05/01/17	208,801
6,756,496	5.500	03/01/18	7,102,928
729,371	5.500	04/01/18	766,437
249,640	7.000	07/01/21	269,261
393,845	7.000	11/01/21	424,802
126,893	7.000	12/01/21	136,866
288,169	7.000	01/01/22	310,820
74,359	7.000	02/01/22	80,204
856,335	4.500	04/01/23	882,718
223,754	7.000	01/01/28	241,156
286,274	6.500	04/01/33	306,190
43,622	5.500	02/01/36	45,284
424,109	5.000	01/01/37	438,191
7,318,708	8.000	10/01/37	7,782,087
42,320	5.500	01/01/38	43,968
467,947	5.000	03/01/38	483,078
882,787	6.000	05/01/38	923,057
840,951	5.500	06/01/38	872,881

			50,355,988

GNMA – 0.1%
45,025	7.000	12/15/25	48,378
116,310	7.000	04/15/26	124,711

			173,089

TOTAL FEDERAL AGENCIES			$129,925,718

TOTAL MORTGAGE-BACKED OBLIGATIONS
(Cost $155,995,035)			$150,146,407

Agency Debentures – 26.6%

FHLB
$7,900,000	3.250%	03/11/11	$8,174,407

FHLMC
25,000,000	2.000 (e)	03/16/11	25,018,500
4,300,000	2.125	03/23/12	4,332,585
5,000,000	5.125	10/23/12	5,111,620

FNMA
5,000,000	1.750	03/23/11	5,032,175
5,000,000	2.050	04/01/11	5,024,575
5,000,000	4.330	07/28/11	5,052,060
1,700,000	2.000	01/09/12	1,717,136
5,000,000	5.200	10/09/18	5,084,100

TOTAL AGENCY DEBENTURES
(Cost $64,246,639)			$64,547,158

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value

Asset-Backed Securities(a) – 0.1%

Home Equity – 0.1%
Countrywide Home Equity Loan Trust Series 2004-G, Class 2A
$704,618	0.776%	12/15/29	$299,997
(Cost $703,187)

TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT — 91.4%
(Cost $227,545,651)			$221,628,107

Repurchase Agreement(f) – 9.0%

Joint Repurchase Agreement Account II
$21,900,000	0.273%	04/01/09	$21,900,000
Maturity Value: $21,900,166
(Cost $21,900,000)

TOTAL INVESTMENTS – 100.4%
(Cost $249,445,651)			$243,528,107

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(857,326)

NET ASSETS – 100.0%			$242,670,781

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Variable rate security. Interest rate disclosed is that which is in effect at March 31, 2009.

(b)	Represents security with notional or nominal principal amount. The actual effective yield of this security is different than the stated interest rate.

(c)	Security is issued with zero coupon and interest rate is contingent upon LIBOR reaching a predetermined level.

(d)	Securities are exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $783,437, which represents approximately 0.3% of net assets as of March 31, 2009.

(e)	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

(f)	Joint repurchase agreement was entered into on March 31, 2009. Additional information appears on page 51.

(g)	This debt is guaranteed under the Federal Deposit Insurance Corporation’s Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012. Total market value of this security amounts to $6,634,545, which represents approximately 2.7% of net assets as of March 31, 2009.

Investment Abbreviations:
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corp.
FNMA	—	Federal National Mortgage Association
GNMA	—	Government National Mortgage Association
LIBOR	—	London Interbank Offered Rate
REMIC	—	Real Estate Mortgage Investment Conduit

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At March 31, 2009, the following futures contracts were open:

	Number of
	Contracts	Settlement	Notional	Unrealized
Type	Long (Short)	Month	Value	Gain (Loss)

Eurodollars	20	April 2009	$4,942,500	$12,328
Eurodollars	20	May 2009	4,943,750	13,587
Eurodollars	115	June 2009	28,433,750	131,469
Eurodollars	127	September 2009	31,402,338	59,993
Eurodollars	(12)	December 2009	(2,962,650)	(97,153)
Eurodollars	(57)	March 2010	(14,064,750)	(478,576)
Eurodollars	(55)	June 2010	(13,549,938)	(88,138)
2 Year U.S. Treasury Notes	(116)	June 2009	(25,275,313)	(107,829)
5 Year U.S. Treasury Notes	(154)	June 2009	(18,289,906)	(293,110)
10 Year U.S. Treasury Notes	114	June 2009	14,144,906	222,718
30 Year U.S. Treasury Bonds	85	June 2009	11,024,766	353,480

TOTAL				$(271,231)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Schedule of Investments (continued)
March 31, 2009

ADDITIONAL INVESTMENT INFORMATION (CONTINUED)

INTEREST RATE SWAP CONTRACTS — At March 31, 2009, the Fund had outstanding swap contracts with the following terms(a):

			Rates Exchanged
	Notional		Payments	Payments		Upfront Payments
	Amount	Termination	received by	made by	Market	received	Unrealized
Swap Counterparty	(000s)	Date	the Fund	the Fund	Value	by the Fund	Gain (Loss)

Credit Suisse First Boston Corp.	$3,800	06/18/29	3 month LIBOR	3.500%	$(140,330)	$(407,725)	$267,395
Deutsche Bank Securities, Inc.	9,400	06/17/16	3 month LIBOR	3.500	(519,885)	(260,672)	(259,213)
	3,600	06/18/29	3 month LIBOR	3.500	(132,944)	(258,706)	125,762
JPMorgan Securities, Inc.	3,500	06/17/19	3 month LIBOR	3.500	(173,563)	(31,598)	(141,965)

TOTAL					$(966,722)	$(958,701)	$(8,021)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of cash flows and associated accruals occur subsequent to March 31, 2009.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

ADDITIONAL INVESTMENT INFORMATION

JOINT REPURCHASE AGREEMENT ACCOUNT II — At March 31, 2009, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Enhanced Income	$60,900,000

Government Income	75,500,000

Inflation Protected Securities	5,600,000

Short Duration Government	127,300,000

Ultra-Short Duration Government	21,900,000

REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

Banc of America Securities LLC	$1,700,000,000	0.25%	04/01/09	$1,700,011,805

Barclays Capital, Inc.	3,250,000,000	0.32	04/01/09	3,250,028,889

Citigroup Global Markets, Inc.	1,000,000,000	0.28	04/01/09	1,000,007,778

Credit Suisse Securities (USA) LLC	3,000,000,000	0.25	04/01/09	3,000,020,833

Deutsche Bank Securities, Inc.	3,002,900,000	0.25	04/01/09	3,002,920,853

Greenwich Capital Markets	500,000,000	0.30	04/01/09	500,004,167

JPMorgan Securities	3,050,000,000	0.29	04/01/09	3,050,024,569

Merrill Lynch & Co., Inc.	750,000,000	0.25	04/01/09	750,005,208

Morgan Stanley & Co.	500,000,000	0.22	04/01/09	500,003,056

UBS Securities LLC	300,000,000	0.23	04/01/09	300,001,917

UBS Securities LLC	200,000,000	0.30	04/01/09	200,001,667

TOTAL				$17,253,030,742

At March 31, 2009, the Joint Repurchase Agreement Account II was fully collateralized by Federal Farm Credit Bank, 2.380% to 6.900%, due 04/01/09 to 11/15/18; Federal Home Loan Mortgage Corp., 1.250% to 11.000%, due 05/12/09 to 01/01/48; Federal National Mortgage Association, 3.050% to 16.000%, due 04/01/09 to 02/01/49; Government National Mortgage Association, 5.500% due 07/20/38; Tennessee Valley Authority, 5.500% to 6.790%, due 05/23/12 to 07/18/17; U.S. Treasury Bills, 0.000%, due 12/17/09; U.S. Treasury Notes, 4.750%, due 02/15/10. The aggregate market value of the collateral, including accrued interest, was $17,671,414,639.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Assets and Liabilities
March 31, 2009

Enhanced Income
Fund

Assets:

Investments in securities, at value (identified cost $213,065,246, $958,756,246, $93,322,196, $1,784,564,407 and $227,545,651, respectively)	$210,565,929
Repurchase agreement, at value which equals cost	60,900,000
Cash	54,039
Receivables:
Investment securities sold	—
Fund shares sold	14,560,035
Due from broker — swap collateral(a)	3,300,000
Interest	1,398,451
Due from broker — variation margin	44,909
Reimbursement from investment adviser	—
Premium for swaps sold	—
Swap contracts, at value (includes upfront payments made (received) of $0, $3,218,414, ($12,003), $1,655,466 and $0, respectively)	—
Other assets	941

Total assets	290,824,304

Liabilities:

Due to Custodian	—
Payables:
Investment securities purchased	13,523,094
Fund shares redeemed	2,070,499
Amounts owed to affiliates	77,055
Income distribution	73,045
Due to broker — variation margin	—
Forward sale contracts, at value (proceeds receivable $0, $62,707,775, $0, $133,579,922, and $0, respectively)	—
Swap contracts, at value (includes upfront payments received of $0, $1,619,435, $56,360, $7,930,496 and $958,701, respectively)	1,809,141
Accrued expenses and other liabilities	119,699

Total liabilities	17,672,533

Net Assets:

Paid-in capital	353,215,976
Accumulated undistributed (distributions in excess of) net investment income	1,583,756
Accumulated net realized gain (loss) from investment, futures and swap transactions	(76,917,652)
Net unrealized gain (loss) on investments, futures and swaps	(4,730,309)

NET ASSETS	$273,151,771

Net Assets:
Class A	$48,001,282
Class B	2,217,771
Class C	—
Institutional	222,638,326
Administration	294,392
Service	—
Class IR	—
Class R	—

Total Net Assets	$273,151,771

Shares Outstanding $0.001 par value (unlimited shares authorized):
Class A	5,045,912
Class B	233,526
Class C	—
Institutional	23,427,778
Administration	30,896
Service	—
Class IR	—
Class R	—

Net asset value, offering and redemption price per share:(b)
Class A	$9.51
Class B	9.50
Class C	—
Institutional	9.50
Administration	9.53
Service	—
Class IR	—
Class R	—

(a)	Represents restricted cash on deposit with the counterparties as collateral for swaps for the Enhanced Income, Government Income, Short Duration Government and Ultra-Short Duration Government Funds.
(b)	Maximum public offering price per share for Class A shares of the Enhanced Income and Ultra-Short Duration Government Funds (NAV per share multiplied by 1.0152), Short Duration Government Fund (NAV per share multiplied by 1.0204), Government Income Fund (NAV per share multiplied by 1.0471) and Inflation Protected Securities Fund (NAV per share multiplied by 1.0475) is $9.65, $8.90, $10.57, $15.85 and $11.01, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

			Ultra-Short
Government	Inflation Protected	Short Duration	Duration
Income Fund	Securities Fund	Government Fund	Government Fund

$965,387,033	$93,178,593	$1,811,463,050	$221,628,107
75,500,000	5,600,000	127,300,000	21,900,000
—	1,012	—	—

271,301,847	—	269,378,342	1,074,046
2,023,755	454,396	22,744,654	1,684,116
6,500,000	—	10,089,565	3,410,822
4,615,363	448,765	9,292,855	1,186,524
432,692	28,575	1,365,634	43,906
67,685	—	148,408	54,474
—	—	435,000	—
8,983,604	54,050	2,954,159	—
98,966	951	70,440	1,649

1,334,910,945	99,766,342	2,255,242,107	250,983,644

325,798	—	6,524,019	979,537

258,377,384	—	89,128,596	5,009,000
2,097,407	27,711	13,403,138	739,014
721,878	84,953	1,219,488	117,714
770,660	14,269	556,236	353,646
—	32,536	—	—
64,111,056	—	136,118,750	—
10,128,844	25,850	9,667,436	966,722
277,049	109,024	127,442	147,230

336,810,076	294,343	256,745,105	8,312,863

985,411,023	101,356,064	1,947,612,282	415,603,064
423,640	(1,007,016)	126,671	746,217
7,420,317	(807,334)	21,200,629	(167,481,704)
4,845,889	(69,715)	29,557,420	(6,196,796)

$998,100,869	$99,471,999	$1,998,497,002	$242,670,781

$574,519,768	$45,855,031	$933,942,074	$97,935,403
45,916,383	—	5,697,506	—
42,003,816	6,890,054	122,944,093	—
245,474,881	46,706,071	850,830,834	141,806,014
—	—	—	—
90,131,926	—	85,020,412	2,919,344
10,744	10,334	62,083	10,020
43,351	10,509	—	—

$998,100,869	$99,471,999	$1,998,497,002	$242,670,781

37,935,412	4,363,835	90,133,412	11,172,742
3,031,922	—	551,931	—
2,774,126	653,648	11,940,289	—
16,230,976	4,432,092	82,375,479	16,172,278
—	—	—	—
5,965,106	—	8,242,548	331,450
710	982	5,990	1,144
2,864	999	—	—

$15.14	$10.51	$10.36	$8.77
15.14	—	10.32	—
15.14	10.54	10.30	—
15.12	10.54	10.33	8.77
—	—	—	—
15.11	—	10.31	8.81
15.14	10.53	10.36	8.76
15.14	10.53	—	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Operations
For the Fiscal Year Ended March 31, 2009

Enhanced Income
Fund

Investment income:

Interest (including securities lending income of $87,124, $173,401, $54,766, $385,121 and $105,202, respectively)	$8,555,192

Expenses:

Management fees	603,866
Distribution and Service fees(a)	128,253
Transfer Agent fees(a)	135,026
Custody and accounting fees	36,971
Registration fees	76,394
Professional fees	162,379
Printing fees	53,713
Trustee fees	15,055
Administration share fees	680
Service share fees — Service Plan	—
Service share fees — Shareholder Administration Plan	—
Amortization of offering costs	—
Other	4,109

Total expenses	1,216,446

Less — expense reductions	(456,457)

Net expenses	759,989

NET INVESTMENT INCOME	7,795,203

Realized and unrealized gain (loss) from investment, futures and swap transactions:

Net realized gain (loss) from:
Investment transactions	377,961
Futures transactions	2,348,400
Swap contracts	(72,563)
Net change in unrealized gain (loss) on:
Investments	(3,762,682)
Futures	(950,932)
Swap contracts	(1,809,141)

Net realized and unrealized gain (loss) from investment, futures and swap transactions	(3,868,957)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,926,246

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees				Transfer Agent Fees
Fund	Class A	Class B	Class C	Class R	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R
Enhanced Income	$99,500	$28,753	$—	$—	$51,740	$3,738	$—	$79,440	$108	$—	$—	$—
Government Income	1,285,028	470,664	326,753	73	668,214	61,186	42,478	111,978	—	29,669	15	20
Inflation Protected Securities	95,394	—	57,492	50	49,604	—	7,474	12,328	—	—	14	14
Short Duration Government	1,414,849	67,218	651,730	—	735,721	8,738	84,725	299,541	—	34,340	21	—
Ultra-Short Duration Government	261,104	—	—	—	135,774	—	—	110,280	—	1,305	14	—

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

			Ultra-Short
Government Income	Inflation Protected	Short Duration	Duration Government
Fund	Securities Fund	Government Fund	Fund

$45,173,747	$490,485	$52,453,328	$16,165,617

5,118,632	246,664	7,126,484	1,533,651
2,082,518	152,936	2,133,797	261,104
913,560	69,434	1,163,086	247,373
177,651	52,538	204,917	89,809
66,075	79,125	173,052	89,489
127,222	62,826	145,249	143,562
72,490	17,986	95,368	58,186
15,055	15,055	15,055	15,055
—	—	—	—
185,428	—	214,625	8,154
185,428	—	214,625	8,154
—	106,087	—	—
86,076	25,446	84,556	44,915

9,030,135	828,097	11,570,814	2,499,452

(548,735)	(386,689)	(712,812)	(278,111)

8,481,400	441,408	10,858,002	2,221,341

36,692,347	49,077	41,595,326	13,944,276

(7,524,132)	(841,241)	17,240,195	(13,012,712)
18,951,870	303,193	38,046,293	1,717,182
(1,644,649)	(176,211)	(17,910,762)	(6,892,701)

7,733,857	(1,246,007)	12,797,511	1,074,821
541,814	(40,386)	119,637	378,459
(7,762,594)	79,304	2,001,072	1,690,552

10,296,166	(1,921,348)	52,293,946	(15,044,399)

$46,988,513	$(1,872,271)	$93,889,272	$(1,100,123)

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Enhanced Income Fund
	For the Fiscal	For the Period	For the Fiscal
	Year Ended	November 1, 2007 to	Year Ended
	March 31, 2009	March 31, 2008*	October 31, 2007

From operations:

Net investment income (loss)	$7,795,203	$4,785,316	$11,804,717
Net realized gain (loss) from investment, futures and swap transactions	2,653,798	(2,805,478)	(1,198,957)
Payments by affiliates relating to certain investment transactions	—	—	84,892
Net change in unrealized gain (loss) on investments, futures and swaps	(6,522,755)	1,711,955	1,013,168

Net increase (decrease) in net assets resulting from operations	3,926,246	3,691,793	11,703,820

Distributions to shareholders:

From net investment income
Class A Shares	(1,345,849)	(618,602)	(1,560,570)
Class B Shares	(76,716)	(52,976)	(81,708	)(b)
Class C Shares	—	—	—
Institutional Shares	(7,465,080)	(4,402,325)	(10,420,581)
Administration Shares	(9,412)	(4,537)	(32,595)
Service Shares	—	—	—
Class IR Shares(c)	—	—	—
Class R Shares(c)	—	—	—
From net realized gains
Class A Shares	—	—	—
Class B Shares	—	—	—
Class C Shares	—	—	—
Institutional Shares	—	—	—
Service Shares	—	—	—
Class IR Shares(c)	—	—	—
Class R Shares(c)	—	—	—
From capital
Class A Shares	—	—	—
Class C Shares	—	—	—
Institutional Shares	—	—	—
Class IR Shares(c)	—	—	—
Class R Shares(c)	—	—	—

Total distributions to shareholders	(8,897,057)	(5,078,440)	(12,095,454)

From share transactions:

Net proceeds from sales of shares	211,580,167	46,573,237	274,886,067
Proceeds received in connection with merger	—	—	49,242,410
Reinvestment of distributions	8,302,517	4,677,812	9,178,668
Cost of shares redeemed	(214,112,871)	(59,710,474)	(262,183,456)

Net increase (decrease) in net assets resulting from share transactions	5,769,813	(8,459,425)	71,123,689

TOTAL INCREASE (DECREASE)	799,002	(9,846,072)	70,732,055

Net assets:

Beginning of period	272,352,769	282,198,841	211,466,786

End of period	$273,151,771	$272,352,769	$282,198,841

Accumulated undistributed (distribution in excess of) net investment income	$1,583,756	$2,701,052	$2,956,463

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Commenced operations on August 31, 2007.
(b)	Commenced operations on June 20, 2007.
(c)	Commenced operations on November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Government Income Fund			Inflation Protected Securities Fund(a)
For the Fiscal	For the Period	For the Fiscal	For the Fiscal	For the
Year Ended	November 1, 2007 to	Year Ended	Year Ended	Period Ended
March 31, 2009	March 31, 2008*	October 31, 2007	March 31, 2009	March 31, 2008

$36,692,347	$16,289,920	$28,771,075	$49,077	$335,127
9,783,089	18,082,409	(4,693,240)	(714,259)	47,628
—	—	—	—	—
513,077	(3,447,393)	15,329,835	(1,207,089)	1,137,374

46,988,513	30,924,936	39,407,670	(1,872,271)	1,520,129

(20,638,104)	(7,959,110)	(15,164,674)	(369,445)	(44,435)
(1,536,115)	(684,993)	(929,692)	—	—
(1,061,706)	(347,002)	(571,212)	(39,150)	(2,068)
(12,162,319)	(5,949,169)	(9,933,380)	(341,643)	(137,283)
—	—	—	—	—
(2,889,031)	(887,342)	(1,269,402)	—	—
(437)	(146)	—	(101)	(93)
(561)	(132)	—	(81)	(77)

(2,110,344)	—	—	(68,941)	—
(194,033)	—	—	—	—
(142,399)	—	—	(10,434)	—
(1,069,133)	—	—	(61,913)	—
(343,899)	—	—	—	—
(42)	—	—	(16)	—
(42)	—	—	(16)	—

—	—	—	(544,805)	—
—	—	—	(57,733)	—
—	—	—	(503,807)	—
—	—	—	(148)	—
—	—	—	(122)	—

(42,148,165)	(15,827,894)	(27,868,360)	(1,998,355)	(183,956)

578,861,324	303,222,484	515,906,529	110,380,565	34,022,583
—	—	191,467,247	—	—
30,338,019	11,998,861	22,514,819	1,731,429	181,246
(568,139,238)	(253,423,430)	(504,773,300)	(43,742,102)	(567,269)

41,060,105	61,797,915	225,115,295	68,369,892	33,636,560

45,900,453	76,894,957	236,654,605	64,499,266	34,972,733

952,200,416	875,305,459	638,650,854	34,972,733	—

$998,100,869	$952,200,416	$875,305,459	$99,471,999	$34,972,733

$423,640	$1,934,152	$1,915,675	$(1,007,016)	$151,729

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Statements of Changes in Net Assets

	Short Duration Government Fund
	For the Fiscal	For the Period	For the Fiscal
	Year Ended	November 1, 2007 to	Year Ended
	March 31, 2009	March 31, 2008*	October 31, 2007

From operations:

Net investment income	$41,595,326	$18,420,189	$34,460,079
Net realized gain (loss) from investment, futures and swap transactions	37,375,726	26,469,067	(2,171,745)
Net change in unrealized gain (loss) on investments, futures and swaps	14,918,220	6,453,933	13,809,945

Net increase (decrease) in net assets resulting from operations	93,889,272	51,343,189	46,098,279

Distributions to shareholders:

From net investment income
Class A Shares	(16,596,736)	(5,537,180)	(11,015,681)
Class B Shares	(172,248)	(116,865)	(379,726)
Class C Shares	(1,397,742)	(435,474)	(1,036,583)
Institutional Shares	(25,757,718)	(11,037,626)	(22,217,549)
Service Shares	(2,388,586)	(130,830)	(333,877)
Class IR Shares(a)	(475)	(134)	—
From net realized gains
Class A Shares	(3,468,685)	—	—
Class B Shares	(30,733)	—	—
Class C Shares	(414,271)	—	—
Institutional Shares	(3,777,576)	—	—
Service Shares	(588,692)	—	—
Class IR Shares(a)	(52)	—	—

Total distributions to shareholders	(54,593,514)	(17,258,109)	(34,983,416)

From share transactions:

Net proceeds from sales of shares	1,860,917,698	396,783,443	572,642,236
Reinvestment of distributions	46,918,483	15,256,803	28,636,582
Cost of shares redeemed	(1,161,501,067)	(213,921,053)	(491,981,534)

Net increase (decrease) in net assets resulting from share transactions	746,335,114	198,119,193	109,297,284

TOTAL INCREASE (DECREASE)	785,630,872	232,204,273	120,412,147

Net assets:

Beginning of period	1,212,866,130	980,661,857	860,249,710

End of period	$1,998,497,002	$1,212,866,130	$980,661,857

Accumulated undistributed net investment income	$126,671	$4,499,124	$2,517,491

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Commenced operations on November 30, 2007.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Ultra-Short Duration Government Fund
For the Fiscal	For the Period	For the Fiscal
Year Ended	November 1, 2007 to	Year Ended
March 31, 2009	March 31, 2008*	October 31, 2007

$13,944,276	$8,815,631	$19,158,585
(18,188,231)	4,565,596	(3,703,946)
3,143,832	(11,440,610)	8,667,501

(1,100,123)	1,940,617	24,122,140

(4,034,427)	(1,723,045)	(4,995,482)
—	—	—
—	—	—
(11,479,737)	(8,066,469)	(17,981,942)
(119,952)	(63,691)	(607,676)
(411)	(151)	—

—	—	—
—	—	—
—	—	—
—	—	—
—	—	—
—	—	—

(15,634,527)	(9,853,356)	(23,585,100)

291,613,112	85,176,903	288,679,993
9,888,428	6,086,154	13,447,997
(558,366,402)	(84,212,525)	(243,345,377)

(256,864,862)	7,050,532	58,782,613

(273,599,512)	(862,207)	59,319,653

516,270,293	517,132,500	457,812,847

$242,670,781	$516,270,293	$517,132,500

$746,217	$2,294,143	$2,658,627

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements
March 31, 2009

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Diversified/
Fund	Share Classes Offered	Non-diversified

Enhanced Income	A, B, Institutional and Administration	Diversified

Government Income	A, B, C, Institutional, Service, IR and R	Diversified

Inflation Protected Securities	A, C, Institutional, IR and R	Diversified

Short Duration Government	A, B, C, Institutional, Service and IR	Diversified

Ultra-Short Duration Government	A, Institutional, Service and Class IR	Diversified

Class A Shares of the Funds are sold with a front-end sales charge of up to 4.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Administration, Institutional, Service, Class IR and Class R Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs” or the “Distributor”) serves as distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of such sales charges it receives as Distributor.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to Management Agreements with the Trust on behalf of the Short Duration and Government Fixed Income Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures on the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider either (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers, to determine current value. If accurate quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
Investments in equity securities and investment companies traded on a United States (“U.S.”) securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of securities in light of significant events to reflect what it believes to be the fair value of the securities at the time it determines a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. Certain mortgage security paydown gains and losses are included in interest income in the accompanying Statements of Operations.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Fund	Declared/Paid	Declared/Paid

Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government	Daily/Monthly	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Financial statements are adjusted for permanent book/tax differences to reflect the appropriate tax character, and are not adjusted for temporary differences.
GAAP establishes financial statement accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return. GSAM has reviewed the tax positions for the Funds for the open tax years (tax years ended October 31, 2006-7 and March 31, 2008-9) and determined that they did not have a material impact on the Funds’ financial statements.

E. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts.

F. Mortgage-Backed and Asset-Backed Securities — The Funds may invest in mortgage-backed and/or asset-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real property. These securities may include mortgage pass-through securities, collateralized mortgage obligations, real estate mortgage investment conduit pass-through or participation certificates, and stripped mortgage-backed securities. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second-lien mortgages.
The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage-backed or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal. Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral. In addition, while mortgage-backed and asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations.
Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, adjustments are made to the cost of the security on a daily basis until maturity. These adjustments are included in interest income. Payments received for PO’s, typically monthly, are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. All gains and losses resulting from principal payments are classified as interest income in the accompanying Statements of Operations.

G. Mortgage Dollar Rolls — The Funds may enter into mortgage dollar rolls (“dollar rolls”) in which the Funds sell securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds treat mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale.
During the settlement period between sale and repurchase, the Funds will not be entitled to accrued interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Funds may decline below the repurchase price of those securities. In the event the buyer of the securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Funds’ use of proceeds from the transaction may be restricted pending a determination by, or with respect to, the other party.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Repurchase Agreements — The Funds may enter into repurchase agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period that the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under tri-party repurchase agreements. Under these arrangements, the Funds are permitted to deliver or re-pledge these securities.
Pursuant to exemptive relief granted by the Securities and Exchange Commission and terms and conditions contained therein, the Funds, together with other registered investment companies having management agreements with GSAM, or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements. Under these joint accounts, the Funds’ credit exposure is allocated to the underlying repurchase counterparties on a pro-rata basis. With the exception of certain transaction fees, the Funds are not subject to any expenses in relation to these investments.

I. Swap Contracts — The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. The Funds may be required to post collateral under the terms of a swap contract. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk, and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets and Liabilities. The Funds may pay or receive cash to collateralize these contracts. This cash collateral is recorded as assets/liabilities on the Funds’ books.
Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss in the Statements of Operations. Upfront payments made and/or received by the Funds, are recorded as an asset and/or liability on the Statements of Assets and Liabilities and are recorded as a realized gain or loss ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, which are recorded as realized gains or losses on the termination date. Periodic payments received or made on swap contracts are recorded as realized gains or losses on the Statements of Operations. Gains or losses are also realized upon early termination of the swap agreements and recorded as realized gains or losses on the Statements of Operations. The Funds may invest in the following type of swaps.
An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices, rates or indices for a specified amount of an underlying asset or notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

J. Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on the Funds’ distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

K. When-Issued Securities and Forward Commitments — The Funds may purchase when-issued securities, including TBA (To Be Announced) securities and enter into contracts to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. When-issued securities are securities that have been authorized, but not yet issued in the market. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

a future date beyond the customary settlement period. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Funds will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for their portfolios, the Funds may dispose of when-issued securities or forward commitments prior to settlement if GSAM deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Funds must set aside liquid assets, or engage in other appropriate measures to cover their obligations under these contracts. The Funds may dispose of or renegotiate these contracts after they have been entered into and may sell these securities before they are delivered, which may result in a capital gain or loss.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the fiscal year ended March 31, 2009, contractual and net management fees with GSAM were at the following rates:

							Effective
							Net
	Contractual Management Rate						Management
	Up to	Next	Next	Next	Over	Effective	Rate
Fund	$1 billion	$1 billion	$3 billion ^	$3 billion ^	$8 billion ^	Rate	(after waivers)

Enhanced Income	0.25%	0.23%	0.22%	0.22%	0.22%	0.25%	0.20	%*

Government Income	0.54	0.49	0.47	0.46	0.45	0.54	0.54

Inflation Protected Securities	0.33	0.30	0.28	0.27	0.26	0.33	0.25	*

Short Duration Government	0.50	0.45	0.43	0.42	0.41	0.48	0.48

Ultra-Short Duration Government	0.40	0.36	0.34	0.33	0.32	0.40	0.40

^	Effective July 1, 2008, GSAM implemented these additional asset level breakpoints to its contractual management rate.

*	GSAM has voluntarily agreed to waive a portion of its management fee in order to achieve the effective net management rates.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a fee accrued daily and paid monthly for distribution services and account maintenance services at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C	Class R*

Distribution Plan	0.25%	0.75%	0.75%	0.50%

Service Plan	—	0.25%	0.25%	—

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

3. AGREEMENTS (continued)

For the fiscal year ended March 31, 2009, Goldman Sachs has voluntarily agreed to waive a portion of the Distribution and Service fees equal to 0.15% of the average daily net assets attributable to the Class B Shares of Short Duration Government.
Goldman Sachs may retain a portion of the Class A front end sales load and Class B and Class C contingent deferred sales charges. During the fiscal year ended March 31, 2009, Goldman Sachs advised the Funds that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Load	Sales Charge
Fund	Class A	Class B	Class C

Enhanced Income	$1,700	$—	N/A

Government Income	51,900	200	—

Inflation Protected Securities	28,400	N/A	—

Short Duration Government	87,900	—	—

Ultra-Short Duration Government	8,400	N/A	N/A

C. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent for the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.13% of the average daily net assets for Class A, Class B, Class C, Class IR and Class R Shares and 0.04% of the average daily net assets for Institutional, Administration and Service Shares.

D. Service Plan and Shareholder Administration Plans — The Trust, on behalf of Government Income, Short Duration Government and Ultra-Short Duration Government Funds, has adopted a Service Plan and a Shareholder Administration Plan for the Service Shares. In addition, the Trust on behalf of Enhanced Income, has adopted an Administration Plan for Administration Shares. These plans allow for Service and Administration Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who each are beneficial owners of such shares. The Service Plan, Shareholder Administration Plan and Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% of the average daily net assets of the Service and Administration Shares.

E. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, Service Share fees, Administration Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings cost and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations for Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government as an annual percentage rate of average daily net assets are 0.014%, 0.004%, 0.044%, 0.004% and 0.054%, respectively. In addition, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

3. AGREEMENTS (continued)

For the fiscal year ended March 31, 2009, these expense reductions, including any waivers and Other Expense reimbursements, were as follows (in thousands):

	Fee Waivers		Expense Credits
		Class B			Other	Total
	Management	Distribution and	Custody	Transfer	Expense	Expense
Fund	Fees	Service Fees	Fee	Agent Fee	Reimbursements	Reductions

Enhanced Income	$121	N/A	$9	$1	$325	$456

Government Income	—	$—	65	5	479	549

Inflation Protected Securities	60	N/A	1	—	326	387

Short Duration Government	—	10	43	3	657	713

Ultra-Short Duration Government	—	N/A	44	1	233	278

As of March 31, 2009, the amounts owed to affiliates of the Funds were as follows (in thousands):

				Other
		Distribution		Expense/
	Management	and Service	Transfer	Over
Fund	Fees	Fees	Agent Fees	Reimbursement	Total

Enhanced Income	$38	$12	$11	$16	$77

Government Income	447	193	82	—	722

Inflation Protected Securities	20	15	7	43	85

Short Duration Government	781	294	144	—	1,219

Ultra-Short Duration Government	82	20	16	—	118

G. Line of Credit Facility — The Funds participate in a $700,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers may increase the credit amount by an additional $300,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended March 31, 2009, the Funds did not have any borrowings under the facility.

4. FAIR VALUE OF INVESTMENTS

For the fiscal year ended March 31, 2009, the Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). Fair value measurements do not include transaction costs. FAS 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

4. FAIR VALUE OF INVESTMENTS (continued)

measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Funds’ investments categorized in the fair value hierarchy:

	Enhanced Income
	Investments in	Investments in
	Securities	Securities	Derivatives(a)–	Derivatives(a)–
Level	Long–Assets	Short–Liabilities	Assets	Liabilities

Level 1	$30,236,173	$—	$463,816	$(885,667)
Level 2	241,229,756	—	—	(1,809,141)
Level 3	—	—	—	—

Total	$271,465,929	$—	$463,816	$(2,694,808)

	Government Income
	Investments in	Investments in
	Securities	Securities	Derivatives(a)–	Derivatives(a)–
Level	Long–Assets	Short–Liabilities	Assets	Liabilities

Level 1	$84,564,677	$—	$2,382,340	$(19,738)
Level 2	955,381,356	(64,111,056)	8,983,604	(10,128,844)
Level 3	941,000	—	—	—

Total	$1,040,887,033	$(64,111,056)	$11,365,944	$(10,148,582)

	Inflation Protected Securities
	Investments in	Investments in
	Securities	Securities	Derivatives(a)–	Derivatives(a)–
Level	Long–Assets	Short–Liabilities	Assets	Liabilities

Level 1	$93,178,593	$—	$30,421	$(53,096)
Level 2	5,600,000	—	54,050	(25,850)
Level 3	—	—	—	—

Total	$98,778,593	$—	$84,471	$(78,946)

(a)	Derivatives may include open futures and swap contracts.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

4. FAIR VALUE OF INVESTMENTS (continued)

	Short Duration Government
	Investments in	Investments in
	Securities	Securities	Derivatives(a)–	Derivatives(a)–
Level	Long–Assets	Short–Liabilities	Assets	Liabilities

Level 1	$120,128,451	$—	$5,748,559	$(112,707)
Level 2	1,818,634,599	(136,118,750)	2,954,159	(9,667,436)
Level 3	—	—	—	—

Total	$1,938,763,050	$(136,118,750)	$8,702,718	$(9,780,143)

	Ultra-Short Duration Government
	Investments in	Investments in
	Securities	Securities	Derivatives(a)–	Derivatives(a)–
Level	Long–Assets	Short–Liabilities	Assets	Liabilities

Level 1	$—	$—	$793,575	$(1,064,806)
Level 2	243,528,107	—	—	(966,712)
Level 3	—	—	—	—

Total	$243,528,107	$—	$793,575	$2,031,518

(a)	Derivatives may include open futures and swap contracts.

The following is a reconciliation of Level 3 investments in the Government Income Fund for the fiscal year ended March 31, 2009.

Investments in
Securities Long-
Level 3	Assets

Beginning Balance as of March 31, 2008	$3,628,889
Realized gain (loss)	—
Unrealized gains/(losses) relating to instruments still held at reporting date	(997,000)
Net purchase (sales)	—
Net transfers in and/or out of Level 3	(1,690,889)

Ending Balance as of March 31, 2009	$941,000

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the fiscal year ended March 31, 2009, were as follows:

			Sales and	Sales and
	Purchases of	Purchases (Excluding	Maturities of	Maturities (Excluding
	U.S. Government and	U.S. Government and	U.S. Government and	U.S. Government and
Fund	Agency Obligations	Agency Obligations)	Agency Obligations	Agency Obligations)

Enhanced Income	$337,214,118	$35,166,236	$251,622,113	$45,622,327

Government Income	3,635,524,749	150,383,438	3,384,627,006	178,226,545

Inflation Protected Securities	95,402,538	1,325,000	29,030,168	1,725,000

Short Duration Government	4,215,442,922	354,541,886	3,672,814,339	144,446,652

Ultra-Short Duration Government	447,991,271	76,879,556	527,221,339	94,780,351

For the fiscal year ended March 31, 2009, Goldman Sachs earned approximately $18,400, $86,400, $1,100, $171,700 and $36,700 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, executed on behalf of Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Ultra-Short Duration Government Funds, respectively.

6. SECURITIES LENDING

The Funds may lend their securities through an agreement with their custodian, State Street Bank and Trust Company (“SSB”). In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, in accordance with the Funds’ valuation policies or, if applicable, by the valuation procedures established by the Board of Trustees, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially. The Funds invest the cash collateral received in connection with securities lending transactions in the State Street Navigator Securities Lending Prime Portfolio (the “Portfolio”). The Portfolio is a private, registered money market fund and is managed by State Street Global Advisors (“SSgA”). The Portfolio has been established primarily for the investment of cash collateral on behalf of funds participating in SSB’s securities lending program and intends to comply with the requirements of Rule 2a-7 of the 1940 Act. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors. Both the Funds and SSB receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended September 30, 2008, are reported parenthetically under Investment Income on the Statements of Operations. Effective October 2, 2008, the Funds suspended this program but may resume lending securities in the future.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

7. TAX INFORMATION

The tax character of distributions paid during the fiscal year ended March 31, 2009 was as follows:

			Inflation		Ultra-Short
	Enhanced	Government	Protected	Short Duration	Duration
	Income	Income	Securities	Government	Government

Distributions paid from:
Ordinary Income	$8,897,057	$38,519,733	$809,231	$46,313,505	$15,634,527
Net long-term capital gains	—	3,628,432	82,509	8,280,009	—

Total taxable distributions	$8,897,057	$42,148,165	$891,740	$54,593,514	$15,634,527

Tax return of capital distributions	$—	$—	$1,106,615	$—	$—

The tax character of distributions paid during the fiscal period ended March 31, 2008 was as follows:

			Inflation		Ultra-Short
	Enhanced	Government	Protected	Short Duration	Duration
	Income	Income	Securities	Government	Government

Distributions paid from:
Ordinary Income	$5,078,440	$15,827,894	$183,956	$17,258,109	$9,853,356

Total taxable distributions	$5,078,440	$15,827,894	$183,956	$17,258,109	$9,853,356

The tax character of distributions paid during the fiscal year ended October 31, 2007 was as follows:

				Ultra-Short
	Enhanced	Government	Short Duration	Duration
	Income	Income	Government	Government

Distributions paid from:
Ordinary Income	$12,095,454	$27,863,360	$34,983,416	$23,585,100

Total taxable distributions	$12,095,454	$27,863,360	$34,983,416	$23,585,100

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

7. TAX INFORMATION (continued)

As of March 31, 2009, the components of accumulated earnings (losses) on a tax basis were as follows:

	Enhanced	Government	Inflation Protected	Short Duration	Ultra-Short Duration
	Income	Income	Securities	Government	Government

Undistributed ordinary income-net	$1,559,946	$15,994,695	$—	$15,932,972	$1,857,807
Undistributed long-term capital gains	—	—	—	12,451,246	—

Total undistributed earnings	$1,559,946	$15,994,695	$—	$28,384,218	$1,857,807

Capital loss carryforward:[1,2]
Expiring 2010	(65,331,932)	—	—	—	(54,199,739)
Expiring 2011	—	—	—	—	(55,920,321)
Expiring 2012	(7,658,641)	—	—	—	(24,528,394)
Expiring 2013	(352,397)	—	—	—	(7,818,636)
Expiring 2014	(320,682)	—	—	—	(2,842,873)
Expiring 2015	(987,433)	—	—	—	(4,261,952)
Expiring 2016	(2,472,185)	—	—	—	—
Expiring 2017	—	—	(538,622)	—	—

Total capital loss carryforward	$(77,123,270)	$—	$(538,622)	$—	$(149,571,915)

Timing differences (income distributions payable, post October losses, and straddles)	(191,297)	(6,058,971)	(1,253,510)	(2,393,552)	(18,534,666)
Unrealized gains (losses)-net	(4,309,584)	2,754,122	(91,933)	24,894,054	(6,683,509)

Total accumulated gains (losses)-net	$(80,064,205)	$12,689,846	$(1,884,065)	$50,884,720	$(172,932,283)

[1]	Expiration occurs on March 31 of the year indicated. The Enhanced Income Fund had capital loss carryforwards of approximately $5,688,000 that expired in the current fiscal year.

[2]	Enhanced Income, Short Duration Government, and Ultra-Short Duration Government Funds utilized approximately $1,935,000, $1,514,000 and $229,000, of capital losses in the current fiscal year, respectively.

As of March 31, 2009, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

					Ultra-Short
	Enhanced	Government	Inflation Protected	Short Duration	Duration
	Income	Income	Securities	Government	Government

Tax Cost	$273,966,372	$1,034,332,254	$98,967,089	$1,910,891,921	$250,203,595

Gross unrealized gain	1,305,102	29,457,249	868,209	28,978,136	2,498,812
Gross unrealized loss	(3,805,545)	(22,902,470)	(1,056,705)	(1,107,007)	(9,174,300)

Net unrealized security gain (loss)	(2,500,443)	6,554,779	(188,496)	27,871,129	(6,675,488)

Net unrealized gain (loss) on other investments	(1,809,141)	(3,800,657)	96,563	(2,977,075)	(8,021)

Net unrealized gain (loss)	$(4,309,584)	$2,754,122	$(91,933)	$24,894,054	$(6,683,509)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to differences related to the tax treatment of net mark-to-market gains/(losses) on regulated futures contracts, differences related to wash sales, treatment of swap transactions and premium amortization.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

7. TAX INFORMATION (continued)

In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from expired capital loss carryforwards and the differences in tax treatment relating to the recognition of income and gains (losses) of certain bonds, swap transactions and class action payments.

			Accumulated
			undistributed net
		Accumulated net	investment
Fund	Paid In-Capital	realized gain (loss)	income

Enhanced Income	$(5,688,487)	$5,703,929	$(15,442)

Government Income	—	(85,414)	85,414

Inflation Protected Securities	456,785	617	(457,402)

Short Duration Government	(53,283)	(292,443)	345,726

Ultra-Short Duration Government	—	(142,325)	142,325

8. OTHER RISKS

Funds’ Shareholder Concentration Risks — Certain Goldman Sachs Fund of Funds Portfolios and the Goldman Sachs Profit Sharing Trust may invest a significant percentage of their assets in the Funds. In the event the Fund of Funds Portfolios and/or the Profit Sharing Trust experience significant redemptions and/or reallocations, the Funds may be exposed to liquidity risk. In particular, the Funds may encounter difficulty meeting redemptions if unusual market conditions create an unfavorable environment in which the Funds are forced to liquidate their securities. The Goldman Sachs Balanced Strategy Portfolio was a beneficial owner of approximately 13% (as a percentage of outstanding shares) of the Short Duration Government Fund as of March 31, 2009.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

9. OTHER MATTERS

Indemnifications — Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Funds that have not yet occurred. However, the Funds believe the risk of loss under these arrangements to be remote.

Mergers and Reorganizations — At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Short Duration Bond Fund by the Enhanced Income Fund. The reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.
Pursuant to the Reorganization Agreement, the assets and liabilities of the AXA Enterprise Short Duration Bond Fund’s (“Acquired Fund”) Class A, Class C, Class B, and Class Y were transferred into the Enhanced Income Fund’s (“Survivor Fund”) Class A, Class A, Class B and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Enhanced Income Class A/
AXA Enterprise Short Duration Bond Class A	1,504,220	$14,651,159	1,499,156
AXA Enterprise Short Duration Bond Class C	408,696	3,979,698	408,097

Enhanced Income Class B/
AXA Enterprise Short Duration Bond Class B	577,740	5,628,639	577,041

Enhanced Income Institutional Class/
AXA Enterprise Short Duration Bond Class Y	2,570,257	24,982,914	2,556,947

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized depreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryforward may be substantially limited under the Code.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	reorganization	reorganization	after reorganization	Depreciation	Carryforward

Enhanced Income/AXA Enterprise
Short Duration Bond	$238,263,199	$49,242,410	$287,505,609	$(361,022)	$(733,435)

At a meeting held on November 9, 2006, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (“the Reorganization Agreement”) providing for the tax-free reorganization of the AXA Enterprise Government Securities Fund by the Government Income Fund. The reorganization was completed on June 25, 2007, as of the close of business on June 22, 2007.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

9. OTHER MATTERS (continued)

Pursuant to the Agreement, the assets and liabilities of the AXA Enterprise Government Securities Fund’s (“Acquired Fund”) Class A, Class B, Class C and Class Y were transferred into the Government Income Fund’s (“Survivor Fund”) Class A, Class B, Class C and Institutional Class, respectively, in a tax-free exchange as follows:

	Exchanged Shares		Acquired Fund’s
	of Survivor	Value of	Shares Outstanding
Survivor/Acquired Fund	Issued	Exchanged Shares	as of June 22, 2007

Government Income Class A/
AXA Enterprise Government Securities Class A	6,461,281	$93,107,147	7,706,071

Government Income Class B/
AXA Enterprise Government Securities Class B	2,505,840	36,109,241	2,994,225

Government Income Class C/
AXA Enterprise Government Securities Class C	721,863	10,394,862	861,769

Government Income Institutional Class/
AXA Enterprise Government Securities Class Y	3,603,605	51,855,997	4,300,003

The following chart shows the Survivor Fund’s and Acquired Fund’s aggregate net assets (immediately before and after the completion of the reorganization) and the Acquired Fund’s unrealized depreciation and capital loss carryforwards. Utilization of the Acquired Fund’s capital loss carryfowards may be limited under the Code.

	Survivor Fund’s	Acquired Fund’s	Survivor Fund’s
	Aggregate Net	Aggregate Net	Aggregate Net	Acquired Fund’s	Acquired Fund’s
	Assets before	Assets before	Assets Immediately	Unrealized	Capital Loss
Survivor/Acquired Fund	reorganization	reorganization	after reorganization	Depreciation	Carryforward

Government Income/AXA Enterprise
Government Securities	$579,397,205	$191,467,247	$770,864,452	$(5,226,858)	$(1,329,091)

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for the first interim or annual period beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. GSAM does not believe the adoption of FAS 161 will impact the amounts reported in the financial statements; however, additional disclosures will be required.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Income Fund

	For the Fiscal Year Ended		For the Period November 1, 2007		For the Fiscal Year Ended
	March 31, 2009		to March 31, 2008*		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	3,977,453	$37,925,567	1,296,262	$12,584,569	555,929	$5,406,587
Shares issued in connection with merger	—	—	—	—	1,912,916	18,630,857
Reinvestment of distributions	124,082	1,184,218	58,883	571,024	140,654	1,367,469
Shares converted from Class B(a)	24,377	233,041	5,318	51,534	2,551	24,718
Shares redeemed	(3,247,522)	(30,962,849)	(1,361,869)	(13,212,169)	(2,177,051)	(21,174,912)

	878,390	8,379,977	(1,406)	(5,042)	434,999	4,254,719

Class B Shares(b)
Shares sold	24,146	229,518	17,196	166,458	10,492	101,979
Shares issued in connection with merger	—	—	—	—	577,740	5,628,639
Reinvestment of distributions	7,252	69,162	5,033	48,734	6,108	59,256
Shares converted to Class A(a)	(24,409)	(233,041)	(5,326)	(51,534)	(2,553)	(24,718)
Shares redeemed	(136,202)	(1,292,826)	(193,280)	(1,874,334)	(52,671)	(511,081)

	(129,213)	(1,227,187)	(176,377)	(1,710,676)	539,116	5,254,075

Institutional Shares
Shares sold	18,152,696	173,077,247	3,492,898	33,812,778	27,728,678	269,330,701
Shares issued in connection with merger	—	—	—	—	2,570,257	24,982,914
Reinvestment of distributions	738,199	7,041,301	418,551	4,054,222	795,383	7,723,427
Shares redeemed	(19,107,125)	(181,534,287)	(4,607,973)	(44,623,637)	(24,600,060)	(238,973,405)

	(216,230)	(1,415,739)	(696,524)	(6,756,637)	6,494,258	63,063,637

Administration Shares
Shares sold	36,461	347,835	970	9,432	4,808	46,800
Reinvestment of distributions	820	7,836	395	3,832	2,935	28,516
Shares redeemed	(33,839)	(322,909)	(34)	(334)	(156,950)	(1,524,058)

	3,442	32,762	1,331	12,930	(149,207)	(1,448,742)

NET INCREASE (DECREASE)	536,389	$5,769,813	(872,976)	$(8,459,425)	7,319,166	$71,123,689

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on June 20, 2007.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows (continued):

	Government Income Fund

	For the Fiscal Year Ended		For the Period November 1, 2007		For the Fiscal Year Ended
	March 31, 2009		to March 31, 2008*		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	19,619,893	$291,967,198	9,583,017	$144,809,165	11,100,966	$162,432,495
Shares issued in connection with merger	—	—	—	—	6,461,281	93,107,147
Reinvestment of distributions	1,254,486	18,613,561	434,854	6,568,518	907,084	13,282,650
Shares converted from Class B(a)	277,612	4,131,237	149,146	2,253,233	169,233	2,476,331
Shares redeemed	(17,203,463)	(255,743,785)	(5,590,153)	(84,097,663)	(18,784,433)	(274,422,464)

	3,948,528	58,968,211	4,576,864	69,533,253	(145,869)	(3,123,841)

Class B Shares
Shares sold	1,292,600	19,188,493	562,124	8,509,326	346,259	5,066,836
Shares issued in connection with merger	—	—	—	—	2,505,840	36,109,241
Reinvestment of distributions	93,631	1,389,231	37,289	563,144	50,897	745,608
Shares converted to Class A(a)	(277,612)	(4,131,237)	(149,146)	(2,253,233)	(169,170)	(2,476,331)
Shares redeemed	(1,398,656)	(20,775,725)	(468,170)	(7,055,782)	(671,903)	(9,819,541)

	(290,037)	(4,329,238)	(17,903)	(236,545)	2,061,923	29,625,813

Class C Shares
Shares sold	1,826,343	27,135,720	823,707	12,445,055	421,417	6,171,113
Shares issued in connection with merger	—	—	—	—	721,863	10,394,862
Reinvestment of distributions	55,083	817,542	16,718	252,347	27,700	405,555
Shares redeemed	(1,099,189)	(16,307,420)	(342,276)	(5,158,316)	(834,233)	(12,213,059)

	782,237	11,645,842	498,149	7,539,086	336,747	4,758,471

Institutional Shares
Shares sold	11,741,618	174,132,495	7,104,486	107,469,890	20,699,664	302,101,078
Shares issued in connection with merger	—	—	—	—	3,603,605	51,855,997
Reinvestment of distributions	519,779	7,693,904	275,300	4,152,451	514,165	7,520,966
Shares redeemed	(15,985,031)	(236,804,039)	(9,348,221)	(140,182,036)	(12,930,210)	(188,808,003)

	(3,723,634)	(54,977,640)	(1,968,435)	(28,559,695)	11,887,224	172,670,038

Service Shares
Shares sold	4,480,253	66,405,064	1,988,321	29,969,048	2,751,222	40,135,007
Reinvestment of distributions	123,054	1,822,700	30,663	462,123	38,309	560,040
Shares redeemed	(2,590,855)	(38,508,139)	(1,126,013)	(16,929,633)	(1,335,251)	(19,510,233)

	2,012,452	29,719,625	892,971	13,501,538	1,454,280	21,184,814

Class IR Shares(b)
Shares sold	6	94	666	10,000	—	—
Reinvestment of distributions	33	479	9	146	—	—
Shares redeemed	(4)	(65)	—	—	—	—

	35	508	675	10,146	—	—

Class R Shares(b)
Shares sold	2,153	32,260	666	10,000	—	—
Reinvestment of distributions	40	602	9	132	—	—
Shares redeemed	(4)	(65)	—	—	—	—

	2,189	32,797	675	10,132	—	—

NET INCREASE (DECREASE)	2,731,770	$41,060,105	3,982,996	$61,797,915	15,594,305	$225,115,295

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.
(c)	Commenced operations on August 31, 2007.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Inflation Protected Securities Fund(c)

For the Fiscal Year Ended		For the Period Ended
March 31, 2009		March 31, 2008

Shares	Dollars	Shares	Dollars

4,985,039	$53,424,202	1,827,532	$19,883,439
—	—	—	—
82,361	833,811	3,856	42,541
—	—	—	—
(2,523,718)	(26,283,770)	(11,235)	(123,150)

2,543,682	27,974,243	1,820,153	19,802,830

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

937,587	10,031,530	279,856	3,101,422
—	—	—	—
8,703	87,504	169	1,858
(565,443)	(5,885,723)	(7,224)	(80,254)

380,847	4,233,311	272,801	3,023,026

4,367,819	46,924,605	1,081,186	11,017,722
—	—	—	—
79,914	809,629	12,842	136,677
(1,075,101)	(11,572,609)	(34,568)	(363,865)

3,372,632	36,161,625	1,059,460	10,790,534

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

—	—	947	10,000
26	266	9	93
—	—	—	—

26	266	956	10,093

23	228	947	10,000
22	219	7	77
—	—	—	—

45	447	954	10,077

6,297,232	$68,369,892	3,154,324	$33,636,560

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Notes to Financial Statements (continued)
March 31, 2009

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows (continued):

	Short Duration Government Fund

	For the Fiscal Year Ended		For the Period November 1, 2007		For the Year Ended
	March 31, 2009		to March 31, 2008*		October 31, 2007

	Shares	Dollars	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	99,346,051	$1,011,007,253	15,013,862	$150,628,759	15,820,287	$153,624,662
Reinvestment of distributions	1,677,702	17,056,364	502,136	5,043,447	980,967	9,526,790
Shares converted from Class B(a)	52,043	528,840	49,671	498,052	32,837	318,613
Shares redeemed	(49,793,055)	(505,351,204)	(7,659,190)	(76,806,669)	(19,403,622)	(188,008,832)

	51,282,741	523,241,253	7,906,479	79,363,589	(2,569,531)	(24,538,767)

Class B Shares
Shares sold	932	9,726	3,914	39,255	2,115	20,485
Reinvestment of distributions	15,193	153,247	8,847	88,408	29,630	286,693
Shares converted to Class A(a)	(52,249)	(528,840)	(49,821)	(498,052)	(32,939)	(318,613)
Shares redeemed	(201,503)	(2,032,286)	(122,338)	(1,218,573)	(547,812)	(5,295,058)

	(237,627)	(2,398,153)	(159,398)	(1,588,962)	(549,006)	(5,306,493)

Class C Shares
Shares sold	10,387,640	105,265,482	1,333,454	13,336,150	588,093	5,679,697
Reinvestment of distributions	111,703	1,128,291	29,328	292,658	71,934	694,288
Shares redeemed	(2,625,447)	(26,539,791)	(372,357)	(3,705,645)	(1,923,977)	(18,529,825)

	7,873,896	79,853,982	990,425	9,923,163	(1,263,950)	(12,155,840)

Institutional Shares
Shares sold	58,775,815	596,482,137	23,027,209	231,155,971	42,316,647	410,055,923
Reinvestment of distributions	2,552,535	25,796,750	973,802	9,742,989	1,847,941	17,902,846
Shares redeemed	(54,317,878)	(549,430,218)	(13,173,110)	(130,483,092)	(28,183,533)	(272,510,207)

	7,010,472	72,848,669	10,827,901	110,415,868	15,981,055	155,448,562

Service Shares
Shares sold	14,780,638	148,102,275	162,248	1,613,308	337,495	3,261,469
Reinvestment of distributions	274,893	2,783,303	8,925	89,167	23,362	225,965
Shares redeemed	(7,648,038)	(78,147,525)	(170,755)	(1,707,074)	(791,114)	(7,637,612)

	7,407,493	72,738,053	418	(4,599)	(430,257)	(4,150,178)

Class IR Shares(b)
Shares sold	4,920	50,825	1,009	10,000	—	—
Reinvestment of distributions	51	528	14	134	—	—
Shares redeemed	(4)	(43)	—	—	—	—

	4,967	51,310	1,023	10,134	—	—

NET INCREASE (DECREASE)	73,341,942	$746,335,114	19,566,848	$198,119,193	11,168,311	$109,297,284

*	The Fund changed its fiscal year end from October 31 to March 31.
(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.
(b)	Commenced operations on November 30, 2007.

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

10. SUMMARY OF SHARE TRANSACTIONS (continued)

Ultra-Short Duration Government Fund

For the Fiscal Year Ended		For the Period November 1, 2007		For the Year Ended
March 31, 2009		to March 31, 2008*		October 31, 2007

Shares	Dollars	Shares	Dollars	Shares	Dollars

14,276,979	$128,317,663	1,804,566	$16,707,769	4,105,876	$38,134,998
401,915	3,590,780	157,794	1,459,701	444,257	4,126,663
—	—	—	—	—	—
(13,395,307)	(119,438,406)	(3,563,189)	(33,017,558)	(6,261,470)	(58,152,489)

1,283,587	12,470,037	(1,600,829)	(14,850,088)	(1,711,337)	(15,890,828)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

17,967,456	162,955,809	7,386,366	68,349,848	26,946,983	250,368,552
688,166	6,202,363	494,418	4,574,185	947,193	8,800,976
(48,665,824)	(437,931,329)	(5,522,506)	(51,119,315)	(18,362,232)	(170,553,631)

(30,010,202)	(268,773,157)	2,358,278	21,804,718	9,531,944	88,615,897

37,835	339,631	11,734	109,286	18,916	176,443
10,550	94,874	5,610	52,117	55,799	520,358
(111,308)	(996,667)	(8,146)	(75,652)	(1,567,517)	(14,639,257)

(62,923)	(562,162)	9,198	85,751	(1,492,802)	(13,942,456)

1	9	1,080	10,000	—	—
47	411	16	151	—	—
—	—	—	—	—	—

48	420	1,096	10,151	—	—

(28,789,490)	$(256,864,862)	767,743	$7,050,532	6,327,805	$58,782,613

GOLDMAN SACHS ENHANCED INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	$9.67	$0.28	$(0.12)	$0.16	$(0.32)
2009 - B	9.65	0.21	(0.11)	0.10	(0.25)
2009 - Institutional	9.66	0.31	(0.11)	0.20	(0.36)
2009 - Administration	9.68	0.29	(0.11)	0.18	(0.33)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.72	0.16	(0.04)	0.12	(0.17)
2008 - B	9.70	0.13	(0.04)	0.09	(0.14)
2008 - Institutional	9.70	0.17	(0.03)	0.14	(0.18)
2008 - Administration	9.72	0.17	(0.04)	0.13	(0.17)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.73	0.43	—	0.43	(0.44)
2007 - B (Commenced operations on June 20, 2007)	9.74	0.13	(0.02)	0.11	(0.15)
2007 - Institutional	9.72	0.47	(0.01)	0.46	(0.48)
2007 - Administration	9.71	0.44	0.02	0.46	(0.45)

2006 - A	9.68	0.37	0.04	0.41	(0.36)
2006 - Institutional	9.67	0.40	0.04	0.44	(0.39)
2006 - Administration	9.67	0.38	0.03	0.41	(0.37)

2005 - A	9.78	0.28	(0.10)	0.18	(0.28)
2005 - Institutional	9.77	0.32	(0.10)	0.22	(0.32)
2005 - Service	9.78	0.30	(0.12)	0.18	(0.29)

2004 - A	9.99	0.25	(0.19)	0.06	(0.27)
2004 - Institutional	9.98	0.30	(0.20)	0.10	(0.31)
2004 - Service	9.99	0.27	(0.19)	0.08	(0.29)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED INCOME FUND

							Ratio assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$9.51	1.73%	$48,001	0.59%		2.94%		0.78%		2.75%		180%
9.50	1.08	2,218	1.34		2.21		1.53		2.02		180
9.50	2.07	222,638	0.25		3.30		0.44		3.11		180
9.53	1.92	295	0.50		3.04		0.69		2.85		180

9.67	1.32	40,286	0.58	(c)	3.90	(c)	0.76	(c)	3.72	(c)	8
9.65	0.91	3,501	1.33	(c)	3.16	(c)	1.51	(c)	2.98	(c)	8
9.66	1.47	228,300	0.24	(c)	4.26	(c)	0.42	(c)	4.08	(c)	8
9.68	1.36	266	0.49	(c)	4.29	(c)	0.67	(c)	4.11	(c)	8

9.72	4.43	40,505	0.61		4.46		0.79		4.28		87
9.70	1.16	5,230	1.36	(c)	3.87	(c)	1.54	(c)	3.69	(c)	87
9.70	4.82	236,210	0.25		4.82		0.43		4.64		87
9.72	4.88	254	0.50		4.40		0.68		4.22		87

9.73	4.26	36,333	0.62		3.77		0.78		3.61		67
9.72	4.66	173,430	0.25		4.15		0.41		3.99		67
9.71	4.29	1,703	0.50		3.91		0.66		3.75		67

9.68	1.88	65,645	0.64		2.94		0.79		2.80		49
9.67	2.28	301,362	0.25		3.34		0.40		3.19		49
9.67	1.92	2,568	0.50		3.09		0.65		2.94		49

9.78	0.63	150,537	0.65		2.61		0.73		2.53		51
9.77	1.04	492,276	0.25		3.02		0.33		2.94		51
9.78	0.79	38,881	0.50		2.75		0.58		2.67		51

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	$15.07	$0.57	$0.16	$0.73	$(0.60)	$(0.06)	$(0.66)
2009 - B	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - C	15.07	0.46	0.15	0.61	(0.48)	(0.06)	(0.54)
2009 - Institutional	15.05	0.62	0.16	0.78	(0.65)	(0.06)	(0.71)
2009 - Service	15.04	0.54	0.16	0.70	(0.57)	(0.06)	(0.63)
2009 - IR	15.08	0.60	0.15	0.75	(0.63)	(0.06)	(0.69)
2009 - R	15.08	0.52	0.17	0.69	(0.57)	(0.06)	(0.63)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	14.79	0.26	0.28	0.54	(0.26)	—	(0.26)
2008 - B	14.79	0.22	0.27	0.49	(0.21)	—	(0.21)
2008 - C	14.78	0.21	0.29	0.50	(0.21)	—	(0.21)
2008 - Institutional	14.77	0.28	0.28	0.56	(0.28)	—	(0.28)
2008 - Service	14.76	0.25	0.28	0.53	(0.25)	—	(0.25)
2008 - IR (Commenced November 30, 2007)	15.02	0.22	0.06	0.28	(0.22)	—	(0.22)
2008 - R (Commenced November 30, 2007)	15.02	0.20	0.06	0.26	(0.20)	—	(0.20)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	14.64	0.60	0.13	0.73	(0.58)	—	(0.58)
2007 - B	14.64	0.50	0.12	0.62	(0.47)	—	(0.47)
2007 - C	14.63	0.49	0.13	0.62	(0.47)	—	(0.47)
2007 - Institutional	14.63	0.65	0.13	0.78	(0.64)	—	(0.64)
2007 - Service	14.61	0.58	0.13	0.71	(0.56)	—	(0.56)

2006 - A	14.57	0.55	0.08	0.63	(0.56)	— (e)	(0.56)
2006 - B	14.57	0.44	0.08	0.52	(0.45)	— (e)	(0.45)
2006 - C	14.56	0.44	0.08	0.52	(0.45)	— (e)	(0.45)
2006 - Institutional	14.55	0.60	0.09	0.69	(0.61)	— (e)	(0.61)
2006 - Service	14.54	0.53	0.08	0.61	(0.54)	— (e)	(0.54)

2005 - A	15.00	0.43	(0.30)	0.13	(0.39)	(0.17)	(0.56)
2005 - B	15.00	0.30	(0.28)	0.02	(0.28)	(0.17)	(0.45)
2005 - C	14.99	0.31	(0.29)	0.02	(0.28)	(0.17)	(0.45)
2005 - Institutional	14.98	0.46	(0.27)	0.19	(0.45)	(0.17)	(0.62)
2005 - Service	14.98	0.41	(0.31)	0.10	(0.37)	(0.17)	(0.54)

2004 - A	14.88	0.39	0.33	0.72	(0.47)	(0.13)	(0.60)
2004 - B	14.88	0.28	0.32	0.60	(0.35)	(0.13)	(0.48)
2004 - C	14.87	0.28	0.32	0.60	(0.35)	(0.13)	(0.48)
2004 - Institutional	14.85	0.46	0.33	0.79	(0.53)	(0.13)	(0.66)
2004 - Service	14.85	0.37	0.34	0.71	(0.45)	(0.13)	(0.58)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 373% for the year ended March 31, 2009, 119% for the period ended March 31, 2008, 117% for the year ended October 31, 2007 and 690% for the year ended October 31, 2006. Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.

(e)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GOVERNMENT INCOME FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$15.14	5.00%	$574,520	0.92%		3.84%		0.98%		3.78%		386%
15.14	4.22	45,916	1.67		3.10		1.73		3.04		386
15.14	4.19	42,004	1.67		3.07		1.73		3.01		386
15.12	5.37	245,475	0.58		4.21		0.64		4.15		386
15.11	4.85	90,132	1.08		3.66		1.14		3.60		386
15.14	5.19	11	0.67		4.06		0.73		4.00		386
15.14	4.85	43	1.17		3.55		1.23		3.49		386

15.07	3.63	512,301	0.90	(d)	4.20	(d)	0.99	(d)	4.11	(d)	161
15.07	3.31	50,078	1.65	(d)	3.46	(d)	1.74	(d)	3.37	(d)	161
15.07	3.37	30,010	1.65	(d)	3.44	(d)	1.74	(d)	3.35	(d)	161
15.05	3.79	300,342	0.56	(d)	4.56	(d)	0.65	(d)	4.47	(d)	161
15.04	3.57	59,449	1.06	(d)	4.03	(d)	1.15	(d)	3.94	(d)	161
15.08	1.85	10	0.66	(d)	4.24	(d)	0.78	(d)	4.12	(d)	161
15.08	1.65	10	1.16	(d)	3.86	(d)	1.28	(d)	3.74	(d)	161

14.79	5.13	434,917	0.94		4.11		1.02		4.03		141
14.79	4.34	49,393	1.69		3.44		1.77		3.36		141
14.78	4.35	22,078	1.69		3.37		1.77		3.29		141
14.77	5.45	323,764	0.58		4.49		0.66		4.41		141
14.76	5.00	45,154	1.08		3.99		1.16		3.91		141

14.64	4.40	432,762	0.95		3.77		1.04		3.68		766
14.64	3.62	18,713	1.70		3.03		1.79		2.94		766
14.63	3.63	16,931	1.70		3.04		1.79		2.95		766
14.63	4.86	146,784	0.58		4.18		0.67		4.09		766
14.61	4.27	23,461	1.08		3.67		1.17		3.58		766

14.57	0.80	729,958	0.97		2.83		1.07		2.73		256
14.57	0.04	24,882	1.72		2.08		1.83		1.97		256
14.56	0.11	18,692	1.72		2.08		1.83		1.97		256
14.55	1.26	60,747	0.58		3.20		0.69		3.08		256
14.54	0.69	16,198	1.08		2.74		1.18		2.64		256

15.00	4.99	494,883	0.98		2.60		1.17		2.41		609
15.00	4.21	32,782	1.73		1.93		1.92		1.74		609
14.99	4.14	20,778	1.73		1.91		1.92		1.72		609
14.98	5.35	69,770	0.58		3.12		0.77		2.93		609
14.98	4.90	9,467	1.08		2.55		1.27		2.36		609

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	From	Total
Year - Share Class	of period	income (loss)		gain (loss)	operations	income	gains	capital	distributions

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	$11.07	$0.04		$(0.35)	$(0.31)	$(0.09)	$(0.02)	$(0.14)	$(0.25)
2009 - C	11.11	(0.06)		(0.34)	(0.40)	(0.06)	(0.02)	(0.09)	(0.17)
2009 - Institutional	11.11	0.01		(0.29)	(0.28)	(0.11)	(0.02)	(0.16)	(0.29)
2009 - IR	11.09	0.15		(0.43)	(0.28)	(0.11)	(0.02)	(0.15)	(0.28)
2009 - R	11.09	0.11		(0.44)	(0.33)	(0.08)	(0.02)	(0.13)	(0.23)

FOR THE PERIOD ENDED MARCH 31,

2008 - A (Commenced August 31, 2007)	10.00	0.27	(a)	0.93	1.20	(0.13)	—	—	(0.13)
2008 - C (Commenced August 31, 2007)	10.00	0.29	(a)	0.91	1.20	(0.09)	—	—	(0.09)
2008 - Institutional (Commenced August 31, 2007)	10.00	0.24	(a)	1.02	1.26	(0.15)	—	—	(0.15)
2008 - IR (Commenced November 30, 2007)	10.56	0.17	(a)	0.46	0.63	(0.10)	—	—	(0.10)
2008 - R (Commenced November 30, 2007)	10.56	0.16	(a)	0.45	0.61	(0.08)	—	—	(0.08)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$10.51	(2.68)%	$45,855	0.67%		0.41%		1.19%		(0.11)%		44%
10.54	(3.49)	6,890	1.42		(0.57)		1.94		(1.09)		44
10.54	(2.33)	46,706	0.33		(0.25)		0.85		(0.77)		44
10.53	(2.45)	10	0.42		1.44		0.94		0.92		44
10.53	(2.90)	11	0.92		1.01		1.44		0.49		44

11.07	12.09	20,155	0.67	(c)	4.37	(c)	4.22	(c)	0.82	(c)	1
11.11	12.02	3,031	1.42	(c)	4.61	(c)	4.97	(c)	1.06	(c)	1
11.11	12.62	11,765	0.32	(c)	3.95	(c)	3.87	(c)	0.40	(c)	1
11.09	5.98	11	0.42	(c)	4.80	(c)	4.68	(c)	0.54	(c)	1
11.09	5.81	11	0.92	(c)	4.31	(c)	5.18	(c)	0.05	(c)	1

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) to			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income(a)	gain (loss)	operations	income	gains	distributions

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	$10.14	$0.27	$0.31	$0.58	$(0.31)	$(0.05)	$(0.36)
2009 - B	10.10	0.22	0.30	0.52	(0.25)	(0.05)	(0.30)
2009 - C	10.07	0.19	0.33	0.52	(0.24)	(0.05)	(0.29)
2009 - Institutional	10.11	0.31	0.31	0.62	(0.35)	(0.05)	(0.40)
2009 - Service	10.09	0.25	0.32	0.57	(0.30)	(0.05)	(0.35)
2009 - IR	10.14	0.30	0.31	0.61	(0.34)	(0.05)	(0.39)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.79	0.17	0.34	0.51	(0.16)	—	(0.16)
2008 - B	9.76	0.15	0.32	0.47	(0.13)	—	(0.13)
2008 - C	9.73	0.14	0.33	0.47	(0.13)	—	(0.13)
2008 - Institutional	9.77	0.18	0.33	0.51	(0.17)	—	(0.17)
2008 - Service	9.75	0.16	0.33	0.49	(0.15)	—	(0.15)
2008 - IR (Commenced November 30, 2007)	9.91	0.15	0.21	0.36	(0.13)	—	(0.13)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.67	0.37	0.12	0.49	(0.37)	—	(0.37)
2007 - B	9.64	0.32	0.11	0.43	(0.31)	—	(0.31)
2007 - C	9.61	0.30	0.11	0.41	(0.29)	—	(0.29)
2007 - Institutional	9.64	0.41	0.12	0.53	(0.40)	—	(0.40)
2007 - Service	9.63	0.36	0.11	0.47	(0.35)	—	(0.35)

2006 - A	9.65	0.33	0.03	0.36	(0.34)	—	(0.34)
2006 - B	9.62	0.26	0.05	0.31	(0.29)	—	(0.29)
2006 - C	9.59	0.26	0.03	0.29	(0.27)	—	(0.27)
2006 - Institutional	9.63	0.37	0.02	0.39	(0.38)	—	(0.38)
2006 - Service	9.61	0.32	0.03	0.35	(0.33)	—	(0.33)

2005 - A	9.86	0.24	(0.19)	0.05	(0.26)	—	(0.26)
2005 - B	9.83	0.19	(0.20)	(0.01)	(0.20)	—	(0.20)
2005 - C	9.81	0.17	(0.20)	(0.03)	(0.19)	—	(0.19)
2005 - Institutional	9.84	0.29	(0.20)	0.09	(0.30)	—	(0.30)
2005 - Service	9.82	0.23	(0.19)	0.04	(0.25)	—	(0.25)

2004 - A	9.99	0.24	(0.06)	0.18	(0.30)	(0.01)	(0.31)
2004 - B	9.95	0.19	(0.06)	0.13	(0.24)	(0.01)	(0.25)
2004 - C	9.93	0.17	(0.06)	0.11	(0.22)	(0.01)	(0.23)
2004 - Institutional	9.96	0.28	(0.05)	0.23	(0.33)	(0.02)	(0.35)
2004 - Service	9.95	0.22	(0.05)	0.17	(0.29)	(0.01)	(0.30)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 307% for the year ended March 31, 2009, 55% for the period ended March 31, 2008 and 96% for the year ended October 31, 2007. Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$10.36	5.90%	$933,942	0.86%		2.63%		0.91%		2.58%		308%
10.32	5.29	5,698	1.46		2.01		1.66		1.81		308
10.30	5.25	122,944	1.61		1.84		1.66		1.79		308
10.33	6.28	850,831	0.52		3.11		0.57		3.06		308
10.31	5.76	85,020	1.02		2.43		1.07		2.38		308
10.36	6.16	62	0.61		2.99		0.66		2.94		308

10.14	5.23	393,830	0.88	(d)	4.11	(d)	0.94	(d)	4.05	(d)	61
10.10	4.88	7,975	1.48	(d)	3.52	(d)	1.69	(d)	3.31	(d)	61
10.07	4.83	40,967	1.63	(d)	3.36	(d)	1.69	(d)	3.30	(d)	61
10.11	5.29	761,654	0.53	(d)	4.44	(d)	0.59	(d)	4.38	(d)	61
10.09	5.08	8,429	1.03	(d)	3.96	(d)	1.09	(d)	3.90	(d)	61
10.14	3.67	10	0.63	(d)	4.30	(d)	0.69	(d)	4.24	(d)	61

9.79	5.25	303,073	0.90		3.85		0.97		3.78		102
9.76	4.65	9,263	1.50		3.26		1.71		3.05		102
9.73	4.51	29,944	1.65		3.10		1.72		3.04		102
9.77	5.77	630,240	0.54		4.23		0.61		4.16		102
9.75	5.14	8,141	1.04		3.68		1.10		3.62		102

9.67	3.84	323,915	0.91		3.35		0.99		3.27		100
9.64	3.24	14,433	1.51		2.73		1.74		2.50		100
9.61	3.09	41,691	1.66		2.59		1.74		2.51		100
9.64	4.13	468,033	0.54		3.72		0.62		3.64		100
9.63	3.72	12,177	1.04		3.22		1.12		3.14		100

9.65	0.50	327,365	0.93		2.50		0.99		2.44		98
9.62	(0.10)	23,602	1.54		1.95		1.74		1.75		98
9.59	(0.35)	57,078	1.69		1.80		1.74		1.75		98
9.63	0.89	517,492	0.54		2.87		0.60		2.81		98
9.61	0.39	13,009	1.04		2.38		1.10		2.32		98

9.86	1.81	321,863	0.94		2.41		1.00		2.35		249
9.83	1.31	38,526	1.54		1.85		1.75		1.64		249
9.81	1.16	90,317	1.69		1.71		1.75		1.65		249
9.84	2.33	382,008	0.54		2.79		0.60		2.73		249
9.82	1.72	11,047	1.04		2.22		1.10		2.16		249

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) to
		investment operations
					Distributions
	Net asset				to shareholders
	value,	Net	Net realized	Total from	from net
	beginning	investment	and unrealized	investment	investment
Year - Share Class	of period	income(a)	gain (loss)	operations	income

FOR THE FISCAL YEAR ENDED MARCH 31,

2009 - A	$9.14	$0.30	$(0.32)	$(0.02)	$(0.35)
2009 - Institutional	9.14	0.34	(0.33)	0.01	(0.38)
2009 - Service	9.18	0.29	(0.33)	(0.04)	(0.33)
2009 - IR	9.14	0.34	(0.35)	(0.01)	(0.37)

FOR THE PERIOD NOVEMBER 1, 2007 TO MARCH 31, 2008*

2008 - A	9.28	0.15	(0.12)	0.03	(0.17)
2008 - Institutional	9.28	0.16	(0.12)	0.04	(0.18)
2008 - Service	9.32	0.15	(0.13)	0.02	(0.16)
2008 - IR (Commenced November 30, 2007)	9.26	0.12	(0.10)	0.02	(0.14)

FOR THE FISCAL YEARS ENDED OCTOBER 31,

2007 - A	9.27	0.36	0.10	0.46	(0.45)
2007 - Institutional	9.27	0.39	0.10	0.49	(0.48)
2007 - Service	9.31	0.35	0.09	0.44	(0.43)

2006 - A	9.27	0.32	0.05	0.37	(0.37)
2006 - Institutional	9.28	0.35	0.05	0.40	(0.41)
2006 - Service	9.31	0.31	0.05	0.36	(0.36)

2005 - A	9.33	0.20	(0.01)	0.19	(0.25)
2005 - Institutional	9.34	0.23	—- (e)	0.23	(0.29)
2005 - Service	9.37	0.19	(0.01)	0.18	(0.24)

2004 - A	9.47	0.19	(0.04)	0.15	(0.29)
2004 - Institutional	9.48	0.23	(0.04)	0.19	(0.33)
2004 - Service	9.50	0.18	(0.03)	0.15	(0.28)

*	The Fund changed its fiscal year end from October 31 to March 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The portfolio turnover rate excluding the effect of mortgage dollar rolls is 10% for the period ended March 31, 2008 and 78% for the year ended October 31, 2007. The Fund did not have any mortgage dollar roll transactions in 2009. Prior years include the effect of mortgage dollar roll transactions, if any.

(d)	Annualized.

(e)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ULTRA-SHORT DURATION GOVERNMENT FUND

							Ratios assuming no
							expense reductions
					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of year	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate(c)

$8.77	(0.26)%	$97,936	0.83%		3.39%		0.90%		3.32%		163%
8.77	0.07	141,806	0.49		3.74		0.56		3.67		163
8.81	(0.42)	2,919	0.99		3.22		1.06		3.15		163
8.76	(0.13)	10	0.58		3.81		0.65		3.74		163

9.14	0.31	90,398	0.81	(d)	3.94	(d)	0.87	(d)	3.88	(d)	28
9.14	0.46	422,242	0.47	(d)	4.26	(d)	0.53	(d)	4.20	(d)	28
9.18	0.25	3,620	0.98	(d)	3.81	(d)	1.04	(d)	3.75	(d)	28
9.14	0.20	10	0.57	(d)	3.93	(d)	0.60	(d)	3.90	(d)	28

9.28	5.02	106,648	0.85		3.86		0.89		3.82		94
9.28	5.41	406,895	0.49		4.22		0.53		4.18		94
9.32	4.86	3,590	0.99		3.68		1.02		3.64		94

9.27	4.20	122,379	0.86		3.46		0.91		3.41		57
9.27	4.36	317,956	0.49		3.83		0.54		3.78		57
9.31	3.93	17,478	0.99		3.32		1.04		3.27		57

9.27	1.98	190,210	0.89		2.20		0.89		2.20		71
9.28	2.49	584,628	0.49		2.59		0.50		2.58		71
9.31	1.97	42,642	0.99		2.06		1.00		2.05		71

9.33	1.61	373,650	0.88		2.12		0.88		2.12		103
9.34	2.02	1,158,844	0.48		2.49		0.48		2.49		103
9.37	1.61	53,241	0.98		1.95		0.98		1.95		103

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Short Duration and Government Fixed Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Income Fund, Goldman Sachs Government Income Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Short Duration Government Fund and Goldman Sachs Ultra-Short Duration Government Fund (collectively the “Funds”), portfolios of Goldman Sachs Trust, at March 31, 2009, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as ”financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. Except for the Goldman Sachs Inflation Protected Securities Fund, the financial highlights of the Funds for the period ended October 31, 2006 and prior were audited by another Independent Registered Public Accounting Firm whose report dated December 21, 2006 expressed an unqualified opinion on those financial highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts
May 20, 2009

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

Fund Expenses — Six Month Period Ended March 31, 2009 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Administration, Service, Class IR or Class R Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Administration, Service, Class IR and Class R Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 through March 31, 2009.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Income Fund				Government Income Fund				Inflation Protected Securities Fund
													Short Duration Government Fund				Ultra-Short Duration Government Fund
				Expenses				Expenses				Expenses				Expenses				Expenses
				Paid for				Paid for				Paid for				Paid for				Paid for
	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the	Beginning	Ending		the	Beginning			the
	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Account		6 months	Account	Ending		6 months
	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Value		ended	Value	Account Value		ended
Share Class	10/1/08	3/31/09		3/31/09*	10/1/08	3/31/09		3/31/09*	10/1/08	3/31/09		3/31/09*	10/1/08	3/31/09		3/31/09*	10/1/08	3/31/09		3/31/09*
Class A
Actual	$1,000	$1,020.40		$2.99	$1,000	$1,054.10		$4.73	$1,000	$1,014.80		$3.38	$1,000	$1,046.50		$4.40	$1,000	$993.80		$4.15
Hypothetical 5% return	1,000	1,021.97	+	2.99	1,000	1,020.33	+	4.65	1,000	1,021.57	+	3.40	1,000	1,020.63	+	4.35	1,000	1,020.77	+	4.20

Class B
Actual	1,000	1,016.60		6.76	1,000	1,049.40		8.55	N/A	N/A		N/A	1,000	1,043.60		7.45	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,018.23	+	6.76	1,000	1,016.59	+	8.41	N/A	N/A		N/A	1,000	1,017.64	+	7.36	N/A	N/A		N/A

Class C
Actual	N/A	N/A		N/A	1,000	1,049.40		8.55	1,000	1,011.00		7.14	1,000	1,042.90		8.20	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,016.59	+	8.41	1,000	1,017.83	+	7.16	1,000	1,016.90	+	8.10	N/A	N/A		N/A

Institutional
Actual	1,000	1,022.20		1.28	1,000	1,055.90		2.99	1,000	1,016.60		1.68	1,000	1,048.50		2.67	1,000	994.40		2.45
Hypothetical 5% return	1,000	1,023.67	+	1.28	1,000	1,022.02	+	2.94	1,000	1,023.27	+	1.68	1,000	1,022.33	+	2.63	1,000	1,022.47	+	2.49

Administration
Actual	1,000	1,020.80		2.54	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	1,000	1,022.42	+	2.54	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A	N/A	N/A		N/A

Service
Actual	N/A	N/A		N/A	1,000	1,053.40		5.55	N/A	N/A		N/A	1,000	1,044.90		5.22	1,000	993.00		4.93
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,019.53	+	5.46	N/A	N/A		N/A	1,000	1,019.83	+	5.16	1,000	1,019.98	+	5.00

Class IR
Actual	N/A	N/A		N/A	1,000	1,055.40		3.45	1,000	1,015.90		2.11	1,000	1,047.80		3.19	1,000	993.90		2.97
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,021.58	+	3.39	1,000	1,022.84	+	2.11	1,000	1,021.82	+	3.15	1,000	1,021.96	+	3.01

Class R
Actual	N/A	N/A		N/A	1,000	1,053.30		5.99	1,000	1,013.70		4.60	N/A	N/A		N/A	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000	1,019.09	+	5.89	1,000	1,020.37	+	4.61	N/A	N/A		N/A	N/A	N/A		N/A

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended March 31, 2009. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Administration	Service	Class IR	Class R

Enhanced Income	0.59%	1.34%	N/A	0.25%	0.50%	N/A	N/A	N/A
Government Income	0.92	1.67	1.67%	0.58	N/A	1.08%	0.67%	1.17%
Inflation Protected Securities	0.67	N/A	1.42	0.33	N/A	N/A	0.42	0.92
Short Duration Government	0.86	1.46	1.61	0.52	N/A	1.02	0.61	N/A
Ultra-Short Duration Government	0.83	N/A	N/A	0.49	N/A	0.99	0.58	N/A

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SHORT DURATION & GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 67	Chairman of the Board of Trustees	Since 1991
President, ANB Associates (July 1994-March 1996 and November 1998-Present); Director, Apollo Investment Corporation (a business development company) (October 2008-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004, Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors—III and IV (November 1998-2007), and Equity-Limited Investors II (April 2002-2007); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				95	Apollo Investment Corporation (a business development company)

John P. Coblentz, Jr. Age: 68	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Patrick T. Harker Age: 50	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

GOLDMAN SACHS SHORT DURATION & GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Jessica Palmer Age: 60	Trustee	Since 2007	Consultant, Citigroup Human Resources Department (2007-2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Audit Committee Chairman, The University of Chicago (2006-Present); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	Gildan Activewear Inc. (a clothing marketing and manufacturing company); The Northern Trust Mutual Fund Complex (58 Portfolios) (Chairman of the Board of Trustees).

GOLDMAN SACHS SHORT DURATION & GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)
Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	95	None

Alan A. Shuch* Age: 59	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	95	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust, Goldman Sachs Municipal Opportunity Fund, Goldman Sachs Credit Strategies Fund, and Goldman Sachs Variable Insurance Trust. As of March 31, 2009, the Trust consisted of 82 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios. The Goldman Sachs Municipal Opportunity Fund and the Goldman Sachs Credit Strategies Fund do not currently offer shares to the public.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SHORT DURATION & GOVERNMENT FIXED INCOME FUNDS

Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 44	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS SHORT DURATION & GOVERNMENT FIXED INCOME FUNDS

 Short Duration and Government Fixed Income Funds Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Government Income Fund, Inflation Protected Securities Fund, and the Short Duration Government Fund designate $3,628,432, $82,509, and $8,280,009, respectively, or, if different, the maximum amount allowable, as capital gain dividends paid during the year ended March 31, 2009.

Pursuant to Section 871(k) of the Internal Revenue Code, the Government Income Fund, the Inflation Protected Securities Fund, and the Short Duration Government Fund designate $231,460, $58,194 and $614,964, respectively, as short-term capital gain dividends paid during the year ended March 31, 2009.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $712.6 billion in assets under management as of March 31, 2009 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1] Fixed Income
■ Enhanced Income Fund
■ Ultra-Short Duration Government Fund
■ Short Duration Government Fund
■ Short Duration Tax-Free Fund
■ Municipal Income Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
■ U.S. Mortgages Fund
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Investment Grade Credit Fund
■ Global Income Fund
■ High Yield Municipal Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Domestic Equity
■ Balanced Fund
■ Growth and Income Fund
■ Structured Large Cap Value Fund
■ Large Cap Value Fund
■ Structured U.S. Equity Fund
■ Structured Large Cap Growth Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Mid Cap Value Fund
■ Growth Opportunities Fund
■ Small/Mid Cap Growth Fund
■ Structured Small Cap Equity Fund
■ Structured Small Cap Value Fund
■ Structured Small Cap Growth Fund
■ Small Cap Value Fund

Fund of Funds[2] ■ Asset Allocation Portfolios
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Enhanced Dividend Global Equity Portfolio
■ Tax-Advantaged Global Equity Portfolio
Retirement Strategies[2] International Equity
■ Structured International Equity Fund
■ Structured International Equity Flex Fund
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ Structured International
Small Cap Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Structured Emerging Markets Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2] ■ U.S. Equity Dividend and Premium Fund
■ International Equity Dividend and Premium Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Absolute Return Tracker Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The economic and market forecasts presented herein have been generated by GSAM for informational purposes as of the date of this presentation. They are based on proprietary models and there can be no assurance that the forecasts will be achieved.

A prospectus for the Funds containing more complete information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail — 1-800-526-7384) (institutional — 1-800-621-2550). Please consider a Funds’ objectives, risks, and charges and expenses, and read the prospectus carefully before investing. The prospectus contains this and other information about the Fund.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2009 Goldman, Sachs & Co. All rights reserved. 22295.MF.TMPL SDFIAR/63.9K/4-09

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2009	2008	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$2,735,367	$88,500	Financial Statement audits. For 2009, $689,739 represents audit fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Audit-Related Fees:

• PwC	$257,222	$0	Other attest services

Tax Fees:

• PwC	$655,950	$0	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns. For 2009, $71,161 represents fees borne by the Funds’ adviser in relation to fees incurred as a result of fiscal year end changes.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2009	2008	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,509,000	$0	Internal control review performed in accordance with Statement on Auditing Standards No. 70. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended March 31, 2009 and March 31, 2008 were approximately $913,172 and $0 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended December 31, 2008 and December 31, 2007 were approximately $5.8 million and $5.3 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 29, 2009

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 29, 2009